THE FLEX-PARTNERS

                                                                   [PHOTO]
                                   1999 ANNUAL REPORT
                                        December 31, 1999



                                       LETTER TO SHAREHOLDERS page 1

                                       1999 YEAR IN REVIEW page 2

                                       TACTICAL ASSET ALLOCATION FUND page 6

                                       UTILITY GROWTH FUND page 8

                                       CORE EQUITY FUND page 10

                                       INTERNATIONAL EQUITY FUND page 12

                                       FINANCIAL STATEMENTS page 14



THE FLEX-PARTNERS FUNDS
P.O. Box 7177 Dublin OH 43017
TOLL FREE (800)494-FLEX
Distributed by Adviser Dealer Services, Inc.

PERFORMANCE CAPSULE

             Period and Average Annual Total Returns as of 12/31/99


Before Sales Charges

                    Tactical Asset        Utility Growth                   Core Equity        International
                   Allocation Fund 1          Fund 2                         Fund 3            Equity Fund 4
---------------------------------------------------------------------------------------------------------------
               Class A      Class C      Class A       Class C      Class A      Class C
---------------------------------------------------------------------------------------------------------------
1 year         15.62%       15.33%       20.34%        19.72%       21.16%           20.90%       30.07%
2 Years        21.83%       21.56%       14.18%        13.75%       21.97%           21.87%       24.82%
3 years        20.30%       20.26%       18.74%        18.39%        --              --             --
Life of Fund   19.49%       17.50%       18.91%        18.63%       18.85%           18.71%       19.65%


Net of Sales Charges

                  Tactical Asset          Utility Growth                Core Equity         International
                 Allocation Fund 1            Fund 2                      Fund 3            Equity Fund 4*
---------------------------------------------------------------------------------------------------------------
              Class A*     Class C**    Class A*      Class C**    Class A*     Class C**
---------------------------------------------------------------------------------------------------------------
1 year          8.94%       13.94%       13.44%        18.22%       14.23%         19.40%         22.61%
2 years        18.25%       21.25%       10.85%        13.42%       18.43%         21.52%         21.19%
3 years        17.93%       20.26%       16.42%        18.39%        --              --           --
Life of Fund   17.45%       17.50%       17.35%        18.63%       15.98%         18.71%         16.65%

1 Inception Date for Class A Shares 8/1/96; for Class C Shares 6/1/95.
2 Inception Date 7/11/95 3 Inception Date 8/1/97. 4 Inception Date 9/2/97.


To obtain a prospectus containing more complete information about The Flex-Partners Funds, including other fees and expenses that apply to a continued investment in the Funds, you may call The Flex-Partners at (800)494-3539 or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

Past performance does not guarantee future results. All performance figures represents period total returns and average annual total returns for the periods ended 12/31/99. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment value and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The Tactical Asset Allocation, Utility Growth, Core Equity, and International Equity Funds during each of the periods shown above.

* Reflects deduction of 5.75% maximum sales charges. ** Reflects deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

LETTER TO SHAREHOLDERS

Dear Flex-Partners Shareholder:

     Happy New Year, and Happy New Millennium. It is not often that one has the opportunity to greet clients to a new century, so I would like to take this moment to wish you the best for the coming year and the new millennium.

     Every company goes through a period of transition, and after 25 years now is the time for transition for The Flex-Partners Funds and R. Meeder & Associates. In the coming year, you will notice a number of changes that we hope will make us a more responsive and a more focused investment management firm.

     The first change you will notice in the Year 2000 is the addition of two new mutual funds to our fund family The Growth Fund and The Aggressive Equity Fund. These funds evolved from separately-managed portfolios we have managed for clients of R. Meeder & Associates since 1995. The addition of these two funds expands the range of investment options available in The Flex-Partners family of mutual funds. Both the Growth and Aggressive Equity Funds will be available to investors this Spring.

     Many Flex-Partners shareholders have asked us about internet access to their account information. We intend to begin providing shareholders secure access to their Flex-Partners account through a new web site, to be launched by mid-year. This information will include current account values, recent transactions, and daily prices for The Flex-Partners funds.

     Finally, and perhaps most significantly, The Flex-Partners and R. Meeder & Associates will adopt a new identity in the Year 2000. This corporate makeover has required much "soul searching" on our part. In this process, we have learned a great deal about who we are as a company, and how you see us as a trusted partner in your financial success. Our new identity will reflect our experience and expertise, our vision for the future, and our commitment to remaining a client-focused investment management firm.

     After more than 25 years of helping investors achieve their financial goals, R. Meeder & Associates has grown from a small, family-owned company with a handful of specialized mutual funds, to a complete financial service provider and mutual fund manager with over $2 billion in assets. Such growth has given us many challenges over the years - challenges we believe we have met successfully. We appreciate your continued trust in our investment management services. We are excited about the year ahead at The Flex-Partners Funds and R. Meeder & Associates, and look forward to growing with you in the years to come.

Sincerely,

/s/ Robert S. Meeder, Sr.

Robert S. Meeder, Sr.
President


The Flex-Partners Funds Annual Report * December 31, 1999               Page 1

1999 YEAR IN REVIEW

     1999 was another "Year of the Bull" on Wall Street, as the major equity market indices finished at or near record levels. A closer examination of the financial markets, however, shows that 1999 looks less like a bull and more like a bumblebee, which according to modern aerodynamic theory should not be able to fly. If you take a pea and lima bean, attach four fragile wings, six scrawny legs, stubbly fur and an oversized head, what you get looks more like a paperweight than an airborne insect.

     The bumblebee defies most traditional models, and the same can be said of the financial markets in 1999. In fact, this year marked the first time we ever heard the term "new metrics" from an analyst explaining his methodology for justifying the valuations of Internet stocks. It seems that one needs the new "new math" to understand this methodology.

     Sticking with the traditional metrics, a review of 1999 shows a rising interest rate environment with yields on 30-year Treasury bonds increasing from 5.1% to almost 6.5% -- their highest level in over two years. (See Chart A at right.) In the equity market, the indices pushed higher into record territory, even though twice as many stocks declined (2557) as advanced (1182) on the New York Stock Exchange. Advance/decline lines for most major indices finished the year in strong down trends. (See Chart B at right.) And, as late as December 14, the stock market was recording days with over 560 stocks making new 12-month lows. (See Chart C on Page 3.)

     Valuations that began the year in the nosebleed seats surged higher to finish the year up near the blimp. (See Chart D on Page 3.) Participation was limited to a few sectors, as only a handful of investors' favorite stocks contributed to the majority of the market's annual gains. (See "1999 Financial Highlights" sidebar on Page 4.) If one took all these variables, threw in a wildcard called "Y2K", and plugged them into a traditional market model, one could reasonably expect a lower equity market. Yet, like the bumblebee, the market refused to obey the laws of finance and defied the investment models.

     This year's returns for the various market indices mask the true nature of the Market of 1999. It turns out that for the vast majority of stocks, the traditional models did apply. An unweighted average of all the stocks on the New York Stock Exchange only returned 1.0% for all of 1999. Small-cap and mid-cap indices underperformed large-caps, as the mid-cap S&P 400 Index (+14.7%) and the small-cap S&P 600 Index (+12.4%) trailed the S&P 500 for the year.* As late as mid-October, most major indices were near or below where they were in early January.

* The S&P 500, S&P 400, and S&P 600 Indices are unmanaged indices based on market capitalization, incurring no sales charges, expenses, or fees. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.


[GRAPH] Chart A: 30 Year Treasury Bond Rate from December 1997 through December
        1999. Source: Reuters Datalink.


[GRAPH] Chart B: NYSE Advance Decline Line from December 1998 through December
        1999. Source: Reuters Datalink.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 2

[GRAPH] Chart C: NYSE New Lows from December 1998 through December 1999.
        Source: Reuters Datalink.


[GRAPH] Chart D: S&P 500 Historical P/E Ratio from 1929 through 1999.


** The Dow Jones Industrial Average is an unmanaged index of 30 selected stocks. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. These indices incur no sales charges, expenses, or fees. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.


     The vast majority of 1999's market gains came after mid-October in a very narrow market. Of the annual returns of the major indices, over 90% of the S&P 500, 60% of the Dow Jones Industrial Average, and 70% of the NASDAQ came in the final 11 weeks of the year.** To add some perspective to this extraordinary rally, the NASDAQ Index climbed from 3000 to 4000 in just seven weeks. Ten of the NASDAQ's largest all-time point gains occurred in 1999, with 7 of these occurring in the 4th Quarter alone.

     While many indices were making new highs, most stocks were not. Nearly half of the stocks on the NASDAQ exchange fell in price in 1999. The numbers are even worse for the S&P 500, where less than half of the stocks had a positive return for 1999, and almost two-thirds of those stocks returned less than 10% for the year. The largest 100 companies in the S&P 500 contributed 17.1% to the Index's total annual return - that's over 80% of the S&P 500's 21.04% annual return. To put it another way, the other 400 stocks returned only 3.93%. If an investor did not own these 100 stocks, they most likely did not participate in 1999's gains. Some analysts have described 1999 as a "stealth bear market."

     What then separated the winners from the losers? In a word, technology. Technology stocks were responsible for 14 points of the S&P 500's 21% return for the year. That means the technology sector contributed 65% to the gain of the S&P 500 for 1999. Technology was also largely responsible for the divergence between the S&P BARRA Growth and Value Indexes during 1999, which returned 28.25% and 12.72% respectively. While both indexes have technology stocks, the Growth Index holds a greater concentration. In hindsight, it is easy to see why we overweighted growth and technology stocks in many of our funds during 1999.

     Technology and large-cap growth funds played a part in helping The Flex-Partners Tactical Asset Allocation Fund achieve another year of double-digit gains and outperform the average asset allocation fund. (See Page 7 for detailed fund performance information.) Our "Defensive Investing" strategy is designed to manage the various risks of stock market investing by reducing the Fund's exposure to equities when our investment discipline indicates the risk/reward relationships in the stock market are not 100% positive.

     Other funds also benefited from investments in the top-performing sectors of the 1999 stock market. Telecommunications stocks enjoyed a strong year of returns, which helped The Utility Growth Fund outperform both the average


The Flex-Partners Funds Annual Report * December 31, 1999               Page 3
utility fund and the Dow Jones Utility Average. (See Page 8 for detailed fund performance information.)

     Global markets also experienced a positive year, rallying strongly from the turmoil of 1998. The recovery helped The International Equity Fund outperform the MSCI EAFE Index. (See Page 12 for detailed fund performance information.) The Core Equity Fund performed in line with the S&P 500 Index, thanks to its "sector neutral, style neutral" investment strategy. (See Page 10 for detailed fund performance information.)

     We believe the Year 2000 will be a challenging year for the financial markets. It appears that we will finally be over Y2K, but its effects may still linger through the economy. People who withdrew cash in preparation for an emergency will have it burning a hole in their pockets, possibly perpetuating consumers' spending spree. Inventories that were built up will need to be reduced. 401(k) contributions and money withheld out of fear of a computer glitch may also be reinvested back into the markets. Firms will have money once spent on Y2K preparations go toward their bottom lines. If the market has discounted a Y2K risk premium, it will disappear in the new year. However, Alan Greenspan may throw cold water on the party by hiking interest rates. The Year 2000 is also an election year, and depending on the outcome, there may be relief rallies in downtrodden sectors such as healthcare, pharmaceuticals and tobacco. This is why we believe the high-risk market conditions we have grown accustomed to in previous years may continue into the new year.

     An evaluation such as this may give some investors cause for concern as we head into the Year 2000. However, our investment disciplines are designed to help us recognize new trends in the financial markets, giving us the flexibility to invest our clients' assets in those sectors of the market that we perceive have the most attractive prospects for returns.


1999 FINANCIAL MARKETS HIGHLIGHTS

ANNUAL ADVANCING & DECLINING ISSUES

             ADVANCING      DECLINING
              ISSUES         ISSUES
NYSE           1182           2557
S&P 500         241            256
NASDAQ         2629           2497
AMEX            352            561

               Source: Columbus Dispatch


CONTRIBUTION TO 1999 TOTAL RETURN
        OF THE S&P 500

Largest 100 Stocks       17 points
                         (over 80%)

Other 400 Stocks         4 points
                         (less than 20%)

Technology Sector        14 points
                         (over 65%)

               Source: Salomon Smith Barney


The Flex-Partners Funds Annual Report * December 31, 1999               Page 4

THE FLEX-PARTNERS FAMILY OF EQUITY MUTUAL FUNDS

Announcing two new mutual funds to The Flex-Partners family -- The Growth Fund and The Aggressive Equity Fund. The addition of these two funds will offer investors the opportunity to invest in some of the fastest-growing areas of the market, and the flexibility to diversify your Flex-Partners portfolio.

The chart below demonstrates the risk spectrum for The Flex-Partners family of equity mutual funds.



                   Tactical Asset     Core Equity         International
                   Allocation Fund       Fund              Equity Fund

--------------------------------------------------------------------------------
CONSERVATIVE                                                         AGGRESSIVE
--------------------------------------------------------------------------------

                               Utility         Growth Fund*         Aggressive
                             Growth Fund                           Growth Fund*

                                                    * Available in Spring 2000


The Flex-Partners Funds Annual Report * December 31, 1999               Page 5

The Flex-Partners Funds 1999 Annual Report
TACTICAL ASSET ALLOCATION FUND


[PHOTO] Robert S. Meeder, Jr., Portfolio Manager

[PHOTO] Philip A. Voelker, Portfolio Manager

     1999 was another year of double-digit returns for The Tactical Asset Allocation Fund. For the 12 months ended December 31, the Fund returned 15.62% for Class A Shares and 15.33% for Class C Shares before sales charges, comparing favorably with the 9.40% return of the average asset allocation fund, according to Morningstar.

     The advance of stock market indices during 1999 was dramatic, but the Fund spent part of the year in a defensive position with large allocations to cash equivalent securities. The primary factors that dictated our defensive stances during the year were the narrowness of the market and the increasing interest rate environment. These two areas are two of the most important components in our Defensive Investing discipline, and both were negative much of the year. In fact, we never owned bonds this year due to our negative evaluation of the interest rate environment.

     When the Fund was exposed to the risk of the stock market, fund selection was extremely important because of the narrowness of the market. During the first 4 months of the year, funds were selected to emphasize large cap growth and technology. In the second four months of 1999 (mid-April to mid-August) our fund selection emphasized value stocks and energy issues. From mid August through the end of the year, our fund selection emphasis returned to large-cap and technology funds.

     As we begin the Year 2000, we remain cautious when looking to increase our exposure to the equity market. We continue to see a high-risk market, due to extreme valuations, narrow advance/decline statistics, and an increasing interest rate environment.

1999 PERFORMANCE

Average Annual Total Returns as of 12/31/99
----------------------------------------------------------------------------
                                                  Avg. Asset
Before Sales Charges     Class A     Class C    Allocation Fund2
-----------------------------------------------------------------------------
One Year                 15.62%      15.33%       9.40%
Three Years              20.30%      20.26%      13.55%
Life of Fund 1           19.49%      17.50%         --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                                  Avg. Asset
Net of Sales Charges     Class A     Class C    Allocation Fund2
------------------------------------------------------------------------------
One Year                  8.94%      13.94%       9.40%
Three Years              17.93%      20.26%      13.55%
Life of Fund 1           17.45%      17.50%         --
------------------------------------------------------------------------------

1    Inception Date for Class A Shares 8/1/96; for Class C Shares 6/1/95.

2 According to Morningstar. Morningstar averages do not take into account sales charges.

*    Reflects deduction of 5.75% maximum sales charge.

**   Reflects the deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.

See additional performance information on inside front cover.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 6

[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

               Tactical Asset        Tactical Asset
                  Allocation           Allocation            Morningstar
                Fund - Class A        Fund - Class A        Average Asset
             Before Sales Charge    After Sales Charge     Allocation Fund
08/01/96            $10,000              $ 9,425              $10,000
12/31/96             10,551                9,944               11,005
06/30/97             12,055               11,362               12,046
12/31/97             12,375               11,664               12,865
06/30/98             13,114               12,360               13,959
12/31/98             15,887               14,973               14,303
06/30/99             17,685               16,668               14,883
12/31/99             18,368               17,312               15,539


GROWTH OF $10,000

               Tactical Asset        Tactical Asset
                  Allocation           Allocation            Morningstar
                Fund - Class C        Fund - Class C        Average Asset
             Before Sales Charge    After Sales Charge     Allocation Fund
06/01/95           $10,000              $ 9,850              $10,000
12/31/95            11,457               11,307              $11,118
06/30/96            12,174               12,024              $11,648
12/31/96            12,038               11,963              $12,507
06/30/97            13,783               13,783              $13,690
12/31/97            14,170               14,170              $14,621
06/30/98            15,003               15,003              $15,864
12/31/98            18,156               18,156              $16,255
06/30/99            20,193               20,193              $16,915
12/31/99            20,939               20,939              $17,659


[GRAPH] The following information was presented as a pie chart:

PORTFOLIO HOLDINGS as of December 31, 1999

1) Cash Equivalents                    47.98%
2) Janus Mercury                       33.51%
3) Federated S&P 500 Max Cap            9.82%
4) Invesco Strategic Financial Svcs     8.69%


The Flex-Partners Funds Annual Report * December 31, 1999               Page 7

The Flex-Partners Funds 1999 Annual Report
UTILITY GROWTH FUND


[PHOTO] Lowell G. Miller, Portfolio Manager

     For 1999, The Utility Growth Fund returned 20.34% for Class A Shares and 19.72% for Class C Shares before sales charges, outperforming both the 15.13% annual return for the average utility fund, according to Morningstar, and the -6.02% annual return for the Dow Jones Utility Average.

     Utility stocks suffered greatly in 1999 - their worst annual performance since 1994 - even as the robust economy drove up demand for utility services and improved the financial performance of many utility companies. Our strategy of industry diversification, notably in our weighting toward the telecommunications sector, helped the Fund outperform most large-cap utility stocks. We have been saying for many years that the distribution of returns in the utility sector was widening, and that deregulation would separate the winners from the losers. The performance of the Fund in 1999 stamped a seal of approval on this view.

     Strong performance from the telecom stocks in our portfolio helped the Fund achieve good returns throughout the year. The gas and electric distribution sector has also been ripe with opportunities, with deregulation driving consolidations and buyouts within the industry. General lack of interest in the utility sector, however, resulted in declines in some of our more traditional holdings, even as they increased earnings and dividends. The silver lining here is that the depressed values of these stocks allows us to add to our positions at lower prices.

     It has been more than five years since our expectations for the Fund were as high as they are today. Should the bond market emerge, we believe the Fund is in a good position to capture a possible upswing in the broad utilities sector.

BECAUSE THE UTILITY GROWTH FUND CONCENTRATES ITS INVESTMENTS IN PUBLIC UTILITY COMPANIES, THE VALUE OF THE FUND'S SHARES MAY FLUCTUATE MORE THAN IF INVESTED IN A GREATER NUMBER OF INDUSTRIES. CHANGES IN INTEREST RATES MAY ALSO AFFECT THE VALUE OF UTILITY STOCKS, AND RISING INTEREST RATES CAN BE EXPECTED TO REDUCE THE FUND'S NET ASSET VALUE.


1999 PERFORMANCE

                   Average Annual Total Returns as of 12/31/99

-------------------------------------------------------------------------------
                                                 Dow Jones
Before Sales Charges     Class A     Class C    Utility Avg.2
-------------------------------------------------------------------------------
One Year                 20.34%      19.72%      -6.02%
Three Years              18.74%      18.39%      11.18%
Life of Fund 1           18.91%      18.63%         --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                 Dow Jones
Net of Sales Charges     Class A     Class C    Utility Avg.2
-------------------------------------------------------------------------------
One Year                 13.44%      18.22%      -6.02%
Three Years              16.42%      18.39%      11.18%
Life of Fund 1           17.35%      18.63%         --
-------------------------------------------------------------------------------

1    Inception Date 7/11/95

2 The Dow Jones Utility Average is an unmanaged index incurring no sales charges, expenses, or fees. It is not possible to invest directly in an index.

*    Reflects deduction of 5.75% maximum sales charge.

**   Reflects the deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.

See additional performance information on inside front cover.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 8

[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

                Utility Growth        Utility Growth
                Fund - Class A        Fund - Class A        Dow Jones
             Before Sales Charge    After Sales Charge    Utility Average
07/11/95           $10,000              $ 9,425              $10,000
12/31/95            11,511               10,849               11,483
06/30/96            12,072               11,378               11,550
12/31/96            12,963               12,218               12,527
06/30/97            13,650               12,865               12,522
12/31/97            16,646               15,689               15,409
06/30/98            17,718               16,699               16,906
12/31/98            18,035               16,998               18,317
06/30/99            20,345               19,175               18,898
12/31/99            21,703               20,455               17,214


[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

                Utility Growth        Utility Growth
                Fund - Class C        Fund - Class C        Dow Jones
             Before Sales Charge    After Sales Charge    Utility Average
07/11/95          $10,000              $ 9,850              $10,000
12/31/95           11,507               11,357               11,483
06/30/96           12,044               11,894               11,550
12/31/96           12,940               12,790               12,527
06/30/97           13,601               13,526               12,522
12/31/97           16,596               16,596               15,409
06/30/98           17,649               17,649               16,906
12/31/98           17,936               17,936               18,317
06/30/99           20,189               20,189               18,898
12/31/99           21,474               21,474               17,214


The Dow Jones Utility Average is an unmanaged index, incurring no sales charges, expenses or fees. Past performance of an index is not a guarantee of future results. It is not possible to invest directly in an index.


[GRAPH] The following information was presented as a pie chart:

Sector Weightings as of December 31, 1999

1) Telecomm. Services         31.35%
2) Oil/Gas Domestic           12.98%
3) Natural Gas (Distributor)  12.76%
4) Water Utility               7.33%
5) Electric/Gas Utility        7.18%
6) Pipelines                   7.16%
7) Natural Gas (diversified)   5.48%
8) Electric Integrated         4.67%
9) Electric Utility            4.07%
10) Utility                    3.13%
11) Telecomm. Equipment        0.95%
12) Cash Equivalents           2.94%


The Flex-Partners Funds Annual Report * December 31, 1999               Page 9

The Flex-Partners Funds 1999 Annual Report
CORE EQUITY FUND


[PHOTO] William L. Gurner, Portfolio Manager

     For 1999, The Core Equity Fund performed in line with the S&P 500* -- thanks in large part to the Fund's "sector neutral, style neutral" investment strategy. Through the market fluctuations of this past year, the Fund held to its investment strategy and avoided the underperformance that hampered other equity funds that employ a more style-focused strategy. For the 12 months ended December 31, 1999, the Fund returned 21.16% for Class A Shares and 20.90% for Class C Shares before sales charges, while the S&P 500 Index returned 21.04%

     The stock market was relatively tame through the first half of the year, and performance was broad across many market sectors. Interest rate worries and inflation fears rattled investors in the 3rd Quarter, and led to a decline in equity prices. The market surged back with an impressive 4th Quarter, as technology stocks carried many indexes into record territory by year-end.

     Advance/decline statistics for many market indices were narrower in 1999 than they were the previous year, making it difficult to outperform the market with a diversified portfolio. Only two sectors of the S&P 500 outperformed the index as a whole during 1999: technology gained 71.46% and capital goods gained 42.16%. The other sectors enjoyed positive performance for the year, with the exception of transportation which declined -9.61%, and healthcare which declined -9.60%. Looking ahead to the coming year, we anticipate some moderation of the volatility which has characterized the market over the last two years. Technology should continue to fuel growth, although we see compelling valuation and sound fundamental progress in the healthcare and finance sectors.

1999 PERFORMANCE

Average Annual Total Returns as of 12/31/99

-----------------------------------------------------------------------
                                                 S&P 500
Before Sales Charges     Class A     Class C     Index2
-----------------------------------------------------------------------
One Year                  21.16%      20.90%      21.04%
Life of Fund 1            18.85%      18.71%        --
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                                S&P 500
Net of Sales Charges     Class A     Class C     Index2
-----------------------------------------------------------------------
One Year                  14.23%      19.40%      21.04%
Life of Fund 1            15.98%      18.71%        --

1    Inception Date 8/1/97

2 The S&P 500 Composite Stock Index is an unmanaged index incurring no sales charges, fees, or expenses. It is not possible to invest directly in an index.

*    Reflects deduction of 5.75% maximum sales charge.

**   Reflects the deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.

See additional performance information on inside front cover.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 10

[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

                 Core Equity           Core Equity
                Fund - Class A        Fund - Class A      Morningstar Average
             Before Sales Charge    After Sales Charge       Growth Fund
08/01/97            $10,000              $ 9,425               $10,000
12/31/97             10,200                9,614                10,163
06/30/98             11,770               11,093                11,570
12/31/98             12,524               11,804                12,131
06/30/99             14,372               13,545                13,554
12/31/99             15,175               14,302                15,551


[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

                 Core Equity           Core Equity
                Fund - Class C        Fund - Class C      Morningstar Average
             Before Sales Charge    After Sales Charge       Growth Fund
08/01/97           $10,000              $ 9,850               $10,000
12/31/97            10,188               10,038                10,163
06/30/98            11,725               11,575                11,570
12/31/98            12,516               12,366                12,131
06/30/99            14,346               14,271                13,554
12/31/99            15,132               15,132                15,551


[GRAPH] The following information was presented as a pie chart:

SECTOR WEIGHTINGS as of December 31, 1999

                      SECTOR                 % OF
SECTOR                MANAGER                PORTFOLIO
------                -------                ---------
1) Technology         RCM                    27.54%
2) Finance            Delta Capital          13.04%
3) Utilities          Miller Howard          11.62%
4) Cons. Non-Dur.     Barrow Hanley           9.26%
5) Health             Alliance                8.87%
6) Energy             Mitchell Group          5.93%
7) Cons. Durables     Barrow Hanley           5.88%
8) Matls & Services   Ashland                 5.14%
9) Capital Goods      Hallmark                4.91%
10) Transportation    Miller Howard           0.64%
11) S&P 500 Futures                           5.68%
12) Cash Equivalents                          1.49%


The Flex-Partners Funds Annual Report * December 31, 1999               Page 11

The Flex-Partners Funds 1999 Annual Report
INTERNATIONAL EQUITY FUND


[PHOTO] Charles Brand, Portfolio Manager


     The International Equity Fund finished 1999 with a strong 4th Quarter return of 20.57% before sales charges. For the year, the Fund returned 30.07% before sales charges. This performance compares favorably against the MSCI EAFE Index* which returned 16.99% for the quarter and 26.96% for the year.

     International markets began the year mixed, but gradually gained strength as recovery in Japan and the Far East took hold, and merger activity swept across Europe and the United Kingdom. The key to the strong performance of the Fund was stock selection and sector allocation. In Asia, large-cap stocks tended to outperform, benefiting from a wave of restructuring across the region. Exposure to capital equipment, electronics, telecommunications, and technology stocks helped the Fund.

     In Europe, merger activity and corporate restructuring aided the Fund throughout the year. Technology and telecom stocks gained strength near the end of the year and helped fund returns. Returns from European investments were reduced by a 6% depreciation in the euro/dollar exchange rate, and U.K. markets were hampered by interest rate worries. For the year ahead we expect Europe and Asia to see further support from economic recovery and corporate restructuring. The U.K. may continue to underperform, constrained by rising interest rates and heavy pressure on corporate profit margins. We also expect the strong technology rally to continue in 2000.

* The MSCI EAFE Index is an unmanaged index, incurring no sales charges, expenses, or fees. Past performance of an index is not a guarantee of future results. It is not possible to invest directly in an index.

In exchange for greater potential rewards, foreign investments involve greater risk than U.S. investments. These risks include political and economic uncertainties of foreign countries and currency fluctuations. These risks may be magnified in countries with emerging markets, since those countries may have relatively unstable governments and less established economies.

1999 PERFORMANCE

Average Annual Total Returns as of 12/31/99

-----------------------------------------------------------------
                                           MSCI EAFE
Before Sales Charges                        Index2
-----------------------------------------------------------------
One Year                        30.07%      26.96%
Life of Fund 1                  19.65%        --
-----------------------------------------------------------------
-----------------------------------------------------------------
                                           MSCI EAFE
Net of Sales Charges                        Index2
-----------------------------------------------------------------
One Year                        22.61%      26.96%
Life of Fund 1                  16.65%        --

1    Inception Date 9/2/97


2 The MSCI Europe Asia Far East (EAFE) Index is an unmanaged index incurring no sales charges, fees, or expenses. It is not possible to invest directly in an index.

*    Reflects deduction of 5.75% maximum sales charge.

See additional performance information on inside front cover.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 12

[GRAPH] The following information was presented as a graph:

GROWTH OF $10,000

                International         International       MSCI Europe
                 Equity Fund           Equity Fund        Asia Far East
             Before Sales Charge    After Sales Charge    (EAFE) Index
09/02/97           $10,000              $ 9,425              $10,000
12/31/97             9,744                9,184                9,733
06/30/98            11,232               10,586               11,284
12/31/98            11,671               11,000               11,680
06/30/99            11,986               11,297               12,143
12/31/99            15,180               14,308               14,829


[GRAPH] The following information was presented as a pie chart:


REGIONAL HOLDINGS as of 12/31/99

1) Europe (ex. U.K.)          48.61%
2) Japan                      27.01%
3) United Kingdom             18.67%
4) Pacific Rim (ex Japan)      3.33%
5) Australia/New Zealand       2.38%


The Flex-Partners Funds Annual Report * December 31, 1999               Page 13

The Flex-Partners Funds Annual Report * December 31, 1999

PORTFOLIO HOLDINGS & FINANCIAL STATEMENTS


The Flex-Partners Funds Annual Report * December 31, 1999               Page 14

                             MUTUAL FUND PORTFOLIO
                Portfolio of Investments as of December 31, 1999

                                                           SHARES OR
   INDUSTRIES/CLASSIFICATIONS                             FACE AMOUNT          VALUE
   --------------------------                             -----------          -----

   MUTUAL FUNDS - 52.1%
       Federated S&P 500 Maxcap Fund                            584,857  $     17,528,154
      Invesco Strategic Financial Services Fund                582,951        15,518,157
      Janus Mercury Fund                                     1,365,662        59,829,654
      Mutual Shares Fund                                           387             7,901

      TOTAL MUTUAL FUNDS
      (Cost $75,578,885 )                                                     92,883,866

   MONEY MARKET MUTUAL FUNDS - 42.9%
       Charles Schwab Money Market Fund                         923,528           923,528
      Fidelity Cash Reserve Money Market Fund               35,695,344        35,695,344
      Fidelity Core Money Market Fund                       40,000,000        40,000,000

      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $76,618,872 )                                                     76,618,872

   U.S.TREASURY BILLS - 0.0%
    *  4.30%, due 01/06/00                                       30,100            30,083

      TOTAL U.S. TREASURY BILLS
      (Cost $30,083 )                                                              30,083


   REPURCHASE AGREEMENT - 5.0%
          Bank of America Securities LLC, 4.60%, 01/03/00,
           (Collateralized by $9,262,172 various commercial
           papers, 5.50%, 03/14/00 - 03/24/00,
           market value - $9,155,608)                        8,976,000         8,976,000


      TOTAL REPURCHASE AGREEMENT
      (Cost $8,976,000 )                                                       8,976,000

   TOTAL INVESTMENTS - 100.0%
   (Cost $161,203,840)                                                      $178,508,821


   TRUSTEE DEFERRED COMPENSATION**

         Flex-funds Highlands Growth Fund                        1,305            29,087
         Flex-funds Muirfield Fund                               2,048            12,962
         Flex-funds Total Return Utilities Fund                    421             8,516
         Flex-Partners International Equity Fund                   959            16,451

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost    $62,776 )                                                         $67,016

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 15

                            UTILITIES STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999


   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----

   COMMON STOCKS - 100.0%

       ELECTRIC/GAS UTILITY - 7.2%
            AGL Resources, Inc.                                         21,955  $       373,235
            MDU Resources Group, Inc.                                   14,220          284,400
            NiSource Inc.                                               16,355          292,346
            UtiliCorp United, Inc.                                      19,998          388,701
                                                                                      1,338,682

       ELECTRIC UTILITY - 11.9%
            Cinergy Corp.                                               11,420          273,366
            Keyspan Corp.                                               25,190          584,093
            LG&E Energy Corp.                                           27,864          485,879
            Scottish Power PLC - ADR                                    10,469          293,121
            TECO Energy, Inc.                                           31,115          577,572
                                                                                      2,214,031

       NATURAL GAS (DISTRIBUTOR) - 18.3%
            Columbia Energy Group                                        8,905          563,241
            Eastern Enterprises                                          7,975          458,064
            MCN Energy Group Inc.                                        40655          965,556
            Nicor Inc.                                                   4,975          161,687
            WICOR, Inc.                                                  14075          410,814
            Williams Cos., Inc.                                          27550          841,997
                                                                                      3,401,359

       OIL/GAS (DOMESTIC) - 20.2%
            Enron Corp.                                                 10,445          463,497
            El Paso Natural Gas Co.                                     28,420        1,103,051
            Kinder Morgan Energy Partners, L.P. #                       19,724          817,313
            Kinder Morgan Inc.                                          25,680          518,415
            Peoples Energy Corp.                                        10,585          354,598
            Questar Corp.                                               33,345          500,175
                                                                                      3,757,049

       TELECOMMUNICATION EQUIPMENT - 0.9%
            P-Com, Inc. #                                               20,000          176,875
                                                                                        176,875

       TELECOMMUNICATION SERVICES - 34.2%
            Alltel Corp.                                                 7,420          613,541
            AT&T Corp.                                                  10,635          535,073
            BCE, Inc.                                                    9,395          847,312
            CenturyTel, Inc.                                            17,035          807,033
            Global Crossings Ltd. #                                     21,585        1,079,237
            GTE Corp.                                                    9,585          676,342
            MCI Worldcom Inc. #                                         10,613          563,126
            SBC Communications, Inc.                                     9,650          470,438
            U.S. West Communications Group                              10,950          788,400
                                                                                      6,380,502

       WATER UTILITY - 7.3%
            American Water Works Co., Inc.                              33,600          714,000
            Azurix Corp. #                                              73,000          652,437
                                                                                      1,366,437

       TOTAL COMMON STOCKS
       (Cost  $16,563,595 )                                                          18,634,935



The Flex-Partners Funds Annual Report * December 31, 1999               Page 16



   INDUSTRIES/CLASSIFICATIONS                             SHARES OR FACE AMOUNT        VALUE
   --------------------------                             ---------------------        -----
   U.S. TREASURY BILLS - 0.0%

    *  4.30%, due 01/06/00                                               1,000            1,000

       TOTAL U.S. TREASURY BILLS
       (Cost  $1,000 )                                                                    1,000

   TOTAL INVESTMENTS - 100.0%
   (Cost  $16,564,595 )                                                             $18,635,935


   TRUSTEE DEFERRED COMPENSATION**
            Flex-funds Highlands Growth Fund                               234            5,206
            Flex-funds Muirfield Fund                                      349            2,210
            Flex-funds Total Return Utilities Fund                          66            1,333
            Flex-Partners International Equity Fund                        183            3,133

       TOTAL TRUSTEE DEFERRED COMPENSATION
       (Cost  $11,090 )                                                                 $11,882

     ADR:American Depositary Receipts

     L.P.Limited Partnership

     #    Represents non-income producing securities.

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Utility Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

     See accompanying notes to financial statements.

The Flex-Partners Funds Annual Report * December 31, 1999               Page 17

                             GROWTH STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1999

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

COMMON STOCKS - 92.9%

   AEROSPACE/DEFENSE - 0.7%
   Boeing Co.                                       3,900  $       161,606
   General Dynamics Corp.                             600           31,650
   Lockheed Martin Corp.                            1,870           40,906
   Northrup Grumman Corp.                             200           10,813
   Raytheon Co. - Class B                           1,000           26,563
   Textron, Inc.                                      740           56,749
   United Technologies Corp.                        2,000          130,000
                                                                   458,287

   AIR TRANSPORTATION - 0.3%
   AMR Corp. #                                        725           48,575
   Delta Air Lines, Inc.                              685           34,122
   Frontier Airlines #                              1,990           22,636
   Southwest Airlines                               2,437           39,297
   USAir Group #                                    1,000           32,063
                                                                   176,693

   ALUMINUM - 0.3%
   Aluminum Company of America                      2,460          204,180

   AUTO & TRUCK - 1.2%
   Ford Motor Co.                                   4,900          261,231
   General Motors Corp.                             5,000          363,438
   Genuine Parts Co.                                5,400          133,988
   TRW, Inc.                                          620           32,201
                                                                   790,858

   BANKING - 1.1%
   Washington Mutual Savings Bank                   2,303           59,590
   Wells Fargo Co.                                 15,900          642,956
                                                                   702,546

   BEVERAGE -- ALCOHOLIC - 0.3%
   Anheuser-Busch Cos., Inc.                        2,900          205,538


   BEVERAGE -- SOFT DRINK - 1.2%
   Coca-Cola Co.                                    9,000          524,250
   Pepsico, Inc.                                    7,600          267,900
                                                                   792,150

   BROADCASTING - 0.3%
   SFX Entertainment Inc. #                         3,900          141,131
   World Wrestling Federation Entertainment Co. #   1,000           17,250
                                                                   158,381

   BUILDING MATERIALS - 0.1%
   Masco Corp.                                      1,860           47,198
   Vulcan Materials Co.                               590           23,563
                                                                    70,761

   CAPITAL GOODS - 0.1%
   Eaton Corp.                                        367           26,653
   Ingersoll-Rand                                     839           46,197
                                                                    72,850



The Flex-Partners Funds Annual Report * December 31, 1999               Page 18

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

  CHEMICAL -- DIVERSIFIED - 1.0%
   Air Products & Chemicals, Inc.                     570           19,131
   Dow Chemical Co.                                 1,210          161,686
   E.I. du Pont de Nemours & Co.                    3,650          240,444
   Imperial Chemical Industries                       680           28,943
   Monsanto Corp.                                   2,900          103,313
   Praxair, Inc.                                      840           42,263
   Rohm & Haas Co.                                  1,185           48,215
                                                                   643,995

   CHEMICAL -- SPECIALTY - 0.1%
   Eastman Chemical Co.                               500           23,844
   MacDermid Inc.                                     800           32,850
   Sigma Aldrich                                      610           18,338
                                                                    75,032

   COMMERCIAL SERVICES - 0.3%
   Cendant Corp. #                                  4,600          122,188
   Dun & Bradstreet                                 1,470           43,365
                                                                   165,553

   COMPUTERS & PERIPHERALS - 4.8%
   Apple Computer #                                   720           74,025
   Compaq Computer Corp.                            6,710          182,428
   Dell Computer Corp. #                           10,210          520,710
   EMC Corp./Mass #                                 5,460          596,505
   Gateway 2000, Inc. #                             1,500          108,094
   IBM Corp.                                        7,830          845,640
   Micron Technology, Inc. #                          820           63,755
   QRS Corporation Delaware #                         320           33,380
   Sanmina Corp #                                     850           84,894
   Seagate Technology Inc. #                          950           44,234
   Sun Microsystems #                               7,460          577,684
                                                                 3,131,349

   COMPUTER SOFTWARE & SERVICES - 8.0%
   America Online, Inc. #                          10,710          806,597
   BMC Software, Inc. #                             1,460          116,709
   Ceridian Co. #                                     840           18,113
   Computer Associates International Inc.           2,380          166,451
   Computer Sciences Corp. #                          790           74,754
   Compuware Corp. #                                  820           30,545
   Electronic Data System Corp.                     2,450          163,997
   Microsoft Corp. #                               25,100        2,930,425
   Novell, Inc. #                                   1,490           59,507
   Oracle Corp. #                                   7,400          829,263
   Unisys Corp. #                                   1,270           40,561
                                                                 5,236,922


   CONSUMER NON-DURABLE - 2.3%
   Corning Inc.                                     1,240          159,883
   Fortune Brands, Inc.                             7,800          257,888
   Gillette Co.                                     5,800          238,888
   Haggar Corp.                                    11,500          130,813
   Procter & Gamble Co.                             6,500          712,156
                                                                 1,499,628


   COSMETICS - 0.5%
   Avon Products Inc.                               3,300          108,900
   Kimberly Clark                                   3,300          215,325
                                                                   324,225

Growth Stock Portfolio, continued on next page


The Flex-Partners Funds Annual Report * December 31, 1999               Page 19

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   DATA PROCESSING - 0.5%
   Automatic Data Processing, Inc.                  3,300          177,788
   First Data Corp.                                 2,170          107,008
   Fiserv, Inc. #                                     910           34,864
                                                                   319,660

   DIVERSIFIED - 1.2%
   Honeywell International Inc.                     3,402          196,253
   Minnesota Mining & Manufacturing Co.             1,570          153,664
   Norfolk Southern Corp.                           1,830           37,515
   PPG Industries, Inc.                               830           51,927
   Tyco International                               7,860          306,540
                                                                   745,899

   DRUG - 5.5%
   Abbott Labs                                      6,830          248,014
   Bristol Myers Squibb                            10,870          697,718
   Eli Lilly & Co.                                  4,550          302,575
   Merck & Co., Inc.                               10,830          726,287
   Pfizer, Inc.                                    20,210          655,562
   Pharmacia & Upjohn                               1,470           66,150
   Schering Plough Corp.                            9,550          404,681
   Warner Lambert Co.                               4,800          393,300
                                                                 3,494,287

   DRUGSTORE - 0.2%
   Rite Aid Corp.                                  11,400          127,538

   ELECTRIC -- INTEGRATED - 0.2%
   Edison International                             1,800           47,138
   FPL Group, Inc.                                    960           41,100
   Teco Energy Inc.                                 2,930           54,388
                                                                    142,626

   ELECTRIC UTILITY - 0.5%
   AES Corp. #                                      2,460          183,885
   Duke Power Co.                                   2,940          147,368
                                                                   331,253

   ELECTRICAL EQUIPMENT - 4.3%
   General Electric Corp.                          17,552        2,712,858


   ELECTRONIC COMPONENT SEMICONDUCTORS - 4.6%
   Advanced Micro Devices Inc. #                    1,520           43,985
   Applied Materials, Inc. #                        1,880          238,173
   Caliper Technology  #                              580           38,715
   Epcos AG - Sponsored ADR #                       1,650          122,925
   Intel                                           14,750        1,214,109
   KLA -Tencor Corp. #                                600           66,825
   LSI Logic Corp. #                                  810           54,675
   Maxim Integrated Products Inc. #                 1,100           51,906
   Motorola, Inc.                                   3,600          530,100
   STMicroelectronics NV                              860          130,236
   Texas Instruments Inc.                           3,620          349,783
   Xilinx Inc. #                                    2,360          107,306
                                                                 2,948,738



The Flex-Partners Funds Annual Report * December 31, 1999               Page 20

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   ELECTRONIC COMPONENTS - 0.3%
   Emerson Electric                                 3,674          210,796

   ELECTRONICS - 0.1%
   Rockwell International Corp.                       840           40,215
   Scientific Atlanta                                 680           37,995
                                                                    78,210
   FINANCE - 6.3%
   Bank One Corp.                                   4,326          138,432
   BankAmerica Corp.                               10,214          512,615
   Chase Manhattan Corp.                            3,900          302,981
   Equifax, Inc.                                      710           16,729
   Fannie Mae                                       6,600          412,088
   First Union Corp.                                4,968          163,634
   FleetBoston Financial Corp.                      7,008          243,966
   Freddie Mac                                      9,300          437,681
   Lehman Brothers Holdings, Inc.                   1,500          127,031
   Mellon Bank Corp.                                7,200          245,250
   Merrill Lynch & Co.                                800           66,650
   Metris Cos., Inc.                               10,000          356,875
   Morgan Stanley Dean Witter & Co.                 1,800          256,950
   PNC Bank Corp.                                   3,100          137,950
   Providian Financial Corp.                        5,650          514,503
   Ryder Systems, Inc.                                310            7,576
   SLM Holding Corp.                                4,000          169,000
                                                                 4,109,911

   FINANCIAL SERVICES - 3.6%
   American Express Co.                             1,700          282,625
   Associates First Capital                        10,400          285,350
   Avery Dennison Corp.                               920           67,045
   Capital One Financial Corp.                     20,600          992,663
   Citigroup Inc.                                  11,995          667,972
   Concord EFS Inc. #                                 690           17,768
   H&R Block, Inc.                                  1,370           59,938
                                                                 2,373,361

   FOOD -- DIVERSIFIED - 1.3%
   General Mills                                    4,800          171,600
   Hershey Food Corp.                               2,700          128,081
   Safeway Inc. #                                   3,300          117,975
   Sara Lee Corp.                                  10,200          225,038
   Sysco Corp.                                      5,700          225,506
                                                                   868,200

   FOREST PRODUCTS - 0.2%
   Georgia Pacific Corp.                              860           43,645
   Weyerhauser Co.                                  1,120           80,430
   Willamette Industries, Inc.                        640           29,720
                                                                   153,795

   GOLD/SILVER MINING - 0.1%
   Barrick Gold Corp.                               2,090           36,967

   HEALTH - 1.3%
   American Home Products                           5,820          228,435
   Johnson & Johnson                                6,910          644,358
                                                                   872,793

Growth Stock Portfolio, continued on next page


The Flex-Partners Funds Annual Report * December 31, 1999               Page 21

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   INSTRUMENTS -- CONTROLS - 0.0%
   Johnson Controls Inc.                              432           24,570
                                                                    24,570

   INSTRUMENTS -- SCIENTIFIC - 0.1%
   PE Biosystems Group                                380           45,719


   INTERNET SERVICE - 0.5%
   Yahoo, Inc. #                                      740          320,189

   INSURANCE -- MULTILINE - 2.2%
   Allstate                                         6,700          160,800
   American International Group                    10,543        1,139,962
   PMI Group                                        3,300          161,081
                                                                 1,461,843

   MACHINERY - 0.3%
   Caterpillar, Inc.                                1,813           85,324
   Deere & Co.                                      1,197           51,920
   Dover Corp.                                      1,071           48,597
                                                                   185,841

   MANUFACTURING - 0.1%
   Mueller Industries, Inc. #                       1,150           41,688
   Owens Illinois #                                   780           19,549
                                                                    61,237

   MARKETING SERVICES - 0.2%
   Omnicom Group, Inc.                              1,205          120,500

   MATERIALS & SERVICES - 0.4%
   Champion International Corp.                       425           26,323
   Dana Corp.                                         970           29,039
   Ecolab, Inc.                                     1,970           77,076
   Illinois Tool Works, Inc.                        1,730          116,883
   Sherwin-Williams Co.                             1,070           22,470
                                                                   271,791

   MEDICAL PRODUCTS - 1.3%
   Amgen, Inc. #                                    4,600          276,288
   Biogen Inc.#                                       400           33,800
   Guidant Corp. #                                    810           38,070
   Human Genome #                                     890          135,836
   IDEC Pharmaceuticals Corp. #                       980           96,285
   MedImmune, Inc. #                                1,260          209,003
   Millennium Pharmaceutical #                        400           48,800
                                                                   838,082

   MEDICAL HMO - 0.0%
   Wellpoint Health Networks #                        390           25,716

   MEDICAL SERVICES - 0.4%
   Columbia/HCA Healthcare Corp.                    2,410           70,643
   Health Management #                              5,120           68,480
   IMS Health, Inc.                                 1,080           29,363
   Shared Medical Systems                             310           15,791
   Tenet Healthcare Corp. #                         2,230           52,405
                                                                   236,682

   MEDICAL SUPPLIES - 0.5%
   Boston Scientific Co. #                          1,200           26,250
   Cardinal Health Inc                              1,220           58,408


The Flex-Partners Funds Annual Report * December 31, 1999               Page 22

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   Medtronic, Inc.                                  6,970          253,969
                                                                   338,627

   MULTIMEDIA - 1.0%
   Time Warner Inc.                                 6,300          456,356
   Viacom Inc Class B  #                            3,000          181,313
                                                                   637,669

   NATURAL GAS DISTRIBUTOR - 0.3%
   MCN Corp.                                        4,770          113,288
   Williams Cos., Inc.                              2,600           79,463
                                                                   192,751

   NETWORKING PRODUCTS - 2.9%
   3COM Corp. #                                       980           46,060
   Cisco Systems, Inc. #                           16,860        1,806,128
   Network Appliance #                                840           69,773
                                                                 1,921,961
   OFFICE AUTOMATION & EQUIPMENT - 1.2%
   Hewlett Packard                                  5,620          639,275
   Pitney Bowes, Inc.                               1,325           64,014
   Xerox Corp.                                      2,180           49,595
                                                                   752,884

   OIL/GAS -- DOMESTIC - 0.8%
   Atlantic Richfield                               1,700          147,050
   Baker Hughes                                     1,540           32,436
   Burlington Resources                             1,000           33,063
   Devon Energy                                     1,200           39,450
   Enron Corp.                                      3,000          133,125
   Noble Affiliates Inc.                            2,100           45,019
   Noble Drilling Co. #                             1,300           42,575
   USX Marathon Group                               2,800           69,125
                                                                   541,843


   OIL/GAS -- INTERNATIONAL - 2.7%
   Chevron Corp.                                    3,200          277,200
   Exxon Corp.                                     18,362        1,479,289
   Transocean Sedco                                   621           20,913
                                                                 1,777,402

   OILFIELD SERVICES/EQUIPMENT - 0.6%
   Coastal Corp.                                    1,900           67,331
   Kerr-McGee Corp.                                 1,000           62,000
   Schlumberger Ltd.                                3,200          179,600
   Smith International Inc.  #                      1,500           74,531
                                                                   383,462

   OIL & NATURAL GAS - 0.1%
   Apache Corp.                                     1,200           44,325
   Amerada Hess                                       500           28,375
   Ocean Energy, Inc. #                            10,160           78,740
                                                                   151,440

   PAPER & FOREST PRODUCTS - 0.2%
   International Paper                              2,185          123,316
   Mead Corp.                                         840           36,488
                                                                   159,804

Growth Stock Portfolio, continued on next page


The Flex-Partners Funds Annual Report * December 31, 1999               Page 23

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

Growth Stock Portfolio, continued

   PETROLEUM -- INTEGRATED - 1.4%
   Conoco, Inc. - Class B                           4,500          111,938
   Occidental Petroleum Corp.                       3,600           77,850
   Royal Dutch Petroleum                            9,700          587,456
   Texaco                                           3,100          168,369
                                                                   945,613

   PUBLISHING - 0.4%
   The Reader's Digest Association, Inc.            9,500          277,875


   RAILROAD TRANSPORTATION - 0.2%
   Burlington Northern Santa Fe                     2,005           48,621
   Kansas City Southern Industries, Inc.              540           40,298
   Union Pacific Corp.                                765           33,421
                                                                   122,340

   RENTAL -- AUTO/EQUIPMENT - 0.4%
   The Hertz Corp.                                  5,600          280,700
                                                                   280,700

   RESTAURANT - 0.7%
   McDonalds Corp.                                  6,500          262,031
   Wendy's International, Inc.                     10,400          216,450
                                                                   478,481

   RETAIL GROCERY - 0.2%
   Albertson's, Inc.                                3,700          119,325

   RETAIL STORE - 2.2%
   Action Performance #                            23,400          269,100
   Amazon.Com #                                       500           38,063
   Kmart #                                         40,000          402,500
   PETsMART, Inc. #                                30,000          172,500
   WalMart Stores, Inc.                             8,000          553,000
                                                                 1,435,163

   RUBBER/PLASTICS - 0.5%
   Newell Rubbermaid Co.                           10,700          310,300


   S&L / THRIFTS -- SOUTHERN U.S. - 0.1%
   Greater Atlantic Financial Corp. #              10,000           44,375


   SERVICES  - 0.1%
   Paychex Inc.                                     1,675           67,000


   STEEL - 0.0%
   Nucor Corp.                                        410           22,473

   TELECOMMUNICATION EQUIPMENT - 3.6%
   General Instrument Corp. #                         890           75,650
   JDS Uniphase Corp. #                             1,960          316,173
   Loral Space & Communications Ltd. #             10,110          245,799
   Metromedia Fiber Network Inc. - Class A #        3,880          185,998
   Nokia Corp. - ADR - Class A                        150           28,659
   Nortel Networks                                  6,300          636,300
   P-Com, Inc. #                                    8,760           77,471
   QUALCOMM, Inc. #                                 3,280          577,690
   Sprint Corp. PCS Group #                         2,285          234,213
                                                                 2,377,953

   TELECOMMUNICATION SERVICES - 11.6%
   AT&T Corp.                                      17,095          860,092
   Bell Atlantic Corp.                              8,590          528,822
   BellSouth Corp.                                 10,980          514,001


The Flex-Partners Funds Annual Report * December 31, 1999               Page 24

                                              SHARES OR FACE
INDUSTRIES/CLASSIFICATIONS                        AMOUNT             VALUE
--------------------------                        ------             -----

   CenturyTel, Inc.                                 1,730           81,959
   Global Crossing LTD #                           24,429        1,221,450
   GTE Corp.                                        5,320          375,393
   Lucent Technologies Inc.                        14,700        1,102,500
   MCI Worldcom, Inc. #                            19,167        1,017,049
   Nextel Communications #                          2,630          271,219
   Qwest Communications #                           4,090          175,870
   SBC Communications                              17,674          861,608
   Sprint Corp. FON Group                           2,370          159,531
   Teleglobe Inc.                                   5,720          129,773
   Tellabs, Inc. #                                  1,590          102,058
   U.S. West, Inc.                                  2,665          191,880
                                                                 7,593,205

   TOBACCO - 0.7%
   Gallaher Group, PLC - ADR                       11,400          175,275
   Philip Morris Cos.                              12,500          287,500
                                                                   462,775

   TOYS - 1.9%
   Hasbro Bradley Inc.                              9,450          179,550
   JAKKS Pacific Co. #                              7,600          142,025
   Toys "R" Us Inc. #                              64,000          916,000
                                                                 1,237,575

   TRANSPORTATION - 0.1%
   FDX Corp. #                                      1,000           40,938

   TRUCKING/TRANSPORTATION LEASING - 0.0%
   CSX, Corp.                                       1,017           31,908

   WATER UTILITY  - 0.2%
   Azurix Corp. #                                  16,095          143,849

 TOTAL COMMON STOCKS
 (Cost $43,996,840 )                                            60,677,701

U.S. TREASURY OBLIGATIONS - 0.9%

       U.S. Treasury Bills
       ** 4.30%  01/06/00                           6,000            5,997
       *  5.04%  03/09/00                         600,000          594,112

        TOTAL U.S. TREASURY OBLIGATIONS
        (Cost  $600,285 )                                          600,109

REPURCHASE AGREEMENT - 6.2%

          Bank of America Securities LLC, 4.60%,
          01/03/00, (Collateralized by $4,165,707
          various commercial papers, 5.50%,
          03/14/00 - 03/24                      4,037,000        4,037,000

       TOTAL REPURCHASE AGREEMENT
       (Cost  $4,037,000 )                                       4,037,000

TOTAL INVESTMENTS - 100.0%
(Cost $48,634,125 )                                            $65,314,810

Growth Stock Portfolio, continued on next page


The Flex-Partners Funds Annual Report * December 31, 1999               Page 25

                                                     CONTRACTS       VALUE
                                                     ---------       -----

FUTURES CONTRACTS

       Long, S&P 500 Futures, face amount                10        3,710,500
          $3,610,500 expiring March 2000

                                                                  $3,710,500


TRUSTEE DEFERRED COMPENSATION***

          Flex-funds Highlands Growth Fund              483           10,771
          Flex-funds Muirfield Fund                     775            4,908
          Flex-funds Total Return Utilities Fund        171            3,462
          Flex-Partners International Equity Fund       377            6,458

          TOTAL TRUSTEE DEFERRED COMPENSATION
          (Cost  $24,138 )                                           $25,599

     ADR: American Depositary Receipt

     #    Represents non-income producing securities.

     *    Pledged as collateral on futures contracts.

     **   Pledged as collateral on Letter of Credit.

     *** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.


See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 26

                            INTERNATIONAL EQUITY FUND
                PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1999

                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

  COMMON STOCKS - 100.0%

       ADVERTISING - 0.8%
                   Telefonica Publicidad e Informacion, SA#        2,800 $      135,620
                   WPP Group PLC                                   2,620         41,525
                                                                                177,145

       AEROSPACE/DEFENSE - 0.6%
                   British Aerospace PLC                          12,118         80,269
                   Finmeccanica Spa #                             60,000         68,663
                                                                                148,932

       AIR TRANSPORT - 0.3%
                   Cathay Pacific Airways                          6,000         10,690
                   Japan Airlines Co.                             10,000         29,639
                   Singapore Airlines Ltd.                         2,500         28,361
                                                                                 68,690

       APPAREL - 0.2%
                   Alexon Group PLC #                              3,181          5,910
                   Espirit Holdings Ltd.                          12,000         12,967
                   Onward Kashiyama Co., Ltd.                      2,000         27,389
                                                                                 46,266

       AUTO & TRUCK - 3.2%
                   Autobacs Seven                                    300          9,831
                   Daimler Chrysler AG                             1,700        131,575
                   GKN Ord.                                        2,934         46,217
                   Honda Motor Co., Ltd.                           2,000         74,342
                   Nissan Motor Co., Ltd.                          7,000         27,526
                   Toyota Motor Corp.                              9,000        435,782
                                                                                725,273

       AUTOPARTS - 0.3%
                   Denso Corp.                                     3,000         71,603

       BANKING - 12.6%
                   Abbey National PLC #                            2,519         40,290
                   Allied Irish Banks PLC                          7,632         86,727
                   Argentaria, Caja Postal y Banco                 4,000         93,679
                     Hipotecario de Espana, SA
                   Asahi Bank Ltd.                                 5,000         30,813
                   Banca Nazionale del Lavoro #                   31,440        104,467
                   Bank of Fukuoka Ltd.                            4,000         27,741
                   Bank of Tokyo-Mitsubishi Ltd.                   7,000         97,506
                   Bank of Yokohama Ltd.                           5,000         23,036
                   Banque Nationale de Paris                         750         68,965
                   Barclays PLC                                    3,548        102,147
                   Chiba Bank Ltd.                                 6,000         33,219
                   Christiania Bank Og Kreditkasse                19,100         93,931
                   Commonwealth Bank of Australia                  2,050         35,325
                   Credit Lyonnais #                               1,600         72,920
                   Credit Suisse Group                               500         99,497
                   Dai-Ichi Kangyo Bank Ltd.                       6,000         56,050
                   Daiwa Bank Ltd.                                 6,000         17,607
                   DBS Group Holdings Ltd.                         2,395         39,246
                   Deutsche Bank AG                                1,720        145,468
                   Entrium Direct Bankers AG #                     4,700         71,715
                   Halifax PLC                                     3,230         35,824
                   Hang Seng Bank Ltd.                             3,600         41,101


The Flex-Partners Funds Annual Report * December 31, 1999               Page 27



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

                   HSBC Holdings PLC                              20,157        281,194
                   HypoVereinsbank AG                              1,400         95,988
                   Industrial Bank of Japan Ltd.                   6,000         57,811
                   ING Groep NV                                    2,796        168,238
                   Malayan Banking Bhd                             2,000          7,106
                   Mitsubishi Trust                                2,000         17,607
                   National Australia Bank Ltd.                    3,190         48,829
                   National Bank of Greece SA                        780         57,593
                   Overseas-Chinese Banking Corp., Ltd.            3,150         28,929
                   Royal Bank of Scotland Group PLC                2,063         36,596
                   San Paolo - IMI SpA                             5,600         75,835
                   Sanwa Bank Ltd.                                 4,000         48,636
                   Schroders PLC                                     975         19,627
                   Softbank Corp.                                    200        191,333
                   Sumitomo Bank Ltd.                              9,000        123,164
                   Sumitomo Trust                                  4,000         26,998
                   Tokai Bank Ltd.                                 5,000         31,498
                   Unicredito Italiano Spa                        25,000        122,470
                   United Overseas Bank Ltd.                       2,112         18,635
                                                                              2,875,361

       BEVERAGE -- ALCOHOLIC - 0.5%
                   Bass PLC                                        2,244         27,934
                   Diageo PLC                                      7,240         58,251
                   Foster's Brewing Group Ltd.                     8,300         23,828
                   Fraser & Neave Ltd.                             1,000          3,692
                                                                                113,705

       BROADCASTING -- CABLE TV - 0.7%
                   British Sky Broadcasting Group PLC              3,910         62,949
                   Reuters Holdings PLC                            4,268         58,576
                   Television Broadcasts Ltd.                      1,000          6,818
                   Tokyo Broadcasting System, Inc.                 1,000         33,845
                                                                                162,188

       BROADCASTING & PUBLISHING - 0.4%
                   Austar United Communications Ltd. #             3,900         15,629
                   News Corporation Ltd.                           8,660         84,143
                                                                                 99,772

       BUILDING & CONSTRUCTION - 1.8%
                   Acciona SA                                      1,500         84,324
                   AMEC plc                                        3,000         11,972
                   Compagnie de Saint Gobain                         400         74,968
                   CRH PLC                                         5,040        108,271
                   Obayashi Corp.                                 14,000         66,145
                   RMC Group PLC                                   1,684         23,126
                   Sekisui House                                   3,000         26,558
                   Tostem Corp.                                    1,000         17,950
                                                                                413,314

       BUILDING MATERIALS - 0.1%
                   Meyer International PLC                         2,150         13,356

       CHEMICALS - 1.6%
                   Clariant                                          215        102,600
                   Denki Kagaku Kogyu                              7,000         20,884
                   Imperial Chemical Industries                    2,150         22,769
                   Laporte                                         1,130          9,858
                   Nippon Sanso Corp.                              4,000         11,738
                   SGL Carbon AG                                   1,000         66,254
                   Shin-Etsu Chemical Co., Ltd. #                  3,000        129,121
                                                                                363,224


The Flex-Partners Funds Annual Report * December 31, 1999               Page 28



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

       CHEMICALS -- DIVERSIFIED - 1.5%
                   Aventis SA                                      4,550        262,281
                   BOC Group PLC                                     530         11,388
                   Dainippon Ink & Chemicals                       3,000          8,892
                   Henkel KGaA                                     1,150         75,615
                                                                                358,176

       COMPUTERS & PERIPHERALS - 2.9%
                   Atos SA #                                         425         70,224
                   Fujitsu Ltd.                                    5,000        227,918
                   Itochu Techno-Science Corp.                       100         62,310
                   Logica PLC                                      1,630         42,056
                   Misys PLC                                       2,982         46,491
                   NEC Corp.                                       3,000         71,457
                   Netcom AB #                                     1,150         81,060
                   The Sage Group PLC #                            4,790         58,466
                                                                                659,982

       CONTAINERS -- PAPER & PLASTIC - 0.1%
                   Bunzl PLC                                       6,100         33,606

       CONSUMER DURABLES - 0.2%
                   Unilever PLC                                    6,582         48,437

       COSMETICS - 0.4%
                   Kao Corp.                                       3,000         85,542

       DATA PROCESSING - 0.0%
                   Industri-Matematik International Corp. -        2,000         12,250
                     ADR #

       DISTRIBUTION WHOLESALER - 0.3%
                   Marubeni Corp.                                 10,000         41,964
                   Mitsui & Co.                                    5,000         34,970
                                                                                 76,934

       DIVERSIFIED - 2.8%
                   Arriva PLC                                        146            571
                   Bodycote International PLC                      1,407          6,797
                   Brambles Industries Ltd.                        1,050         29,056
                   Broken Hill Proprietary Co., Ltd.               3,850         50,588
                   Granada Group PLC                               2,954         29,947
                   Hays PLC                                          900         14,337
                   Hutchison Whampoa Ltd.                          8,000        116,293
                   Invensys PLC                                    8,738         47,575
                   Lagardere SCA                                   2,000        108,416
                   Mitsubishi Corp.                                5,000         38,589
                   Swire Pacific Ltd.                              3,000         17,714
                   Vivendi                                         2,000        179,990
                                                                                639,873

       DRUG - 2.1%
                   Pharmacia & Upjohn, Inc.                        1,700         77,347
                   Rhodia SA                                       4,050         91,232
                   Roche Holdings AG                                   7         83,181
                   Sankyo Co., Ltd.                                2,000         41,084
                   Smithkline Beecham PLC                         13,842        176,669
                                                                                469,513

       ELECTRIC PRODUCTION -- MISCELLANEOUS - 1.5%
                   Chubu Electric Power Co., Inc.                  1,800         29,316
                   CLP Holdings Ltd.                               7,500         34,540


The Flex-Partners Funds Annual Report * December 31, 1999               Page 29



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

                   Hitachi Ltd.                                   11,000        176,465
                   Sanyo Electric Co., Ltd.                        9,000         36,535
                   Scottish Power PLC                              4,963         37,605
                   Tenaga Nasional Bhd                             1,000          2,579
                   Tokyo Electric Power Co.                        1,400         37,523
                                                                                354,563

       ELECTRONIC COMPONENT -- MISCELLANEOUS - 7.4%
                   Arm Holdings PLC #                                220         14,846
                   Electrocomponents PLC                           2,150         23,811
                   Epcos AG #                                        970         72,543
                   Hirose Electric Co., Ltd.                         500        112,051
                   Idec Izumi Corp.                                2,000         22,890
                   Johnson Electric Holdings Ltd.                  2,000         12,838
                   Kyocera Corp.                                     700        181,454
                   Mabuchi Motor Co., Ltd.                           900        156,970
                   Matsushita Electric Industrial Co., Ltd.        4,000        110,731
                   Minebea Co., Ltd.                               2,000         34,295
                   Murata Manufacturing Co., Ltd.                  1,000        234,765
                   Perlos Oyj #                                    4,000        140,539
                   Sony Corp.                                      1,000        296,390
                   STMicroelectronics NV                           1,100        168,727
                   Sumitomo Electric Industries                    4,000         46,210
                   Yakult Honsha Co., Ltd.                         6,000         52,235
                                                                              1,681,295

       ENGINEERING RESEARCH & DEVELOPMENT - 0.1%
                   Sembcorp Industries Ltd.                        3,000          4,088
                   Singapore Technologies Engineering Ltd.         6,000          9,292
                                                                                 13,380

       ENTERTAINMENT/MEDIA - 0.3%
                   Pearson PLC                                     2,146         69,480

       FINANCE - 1.8%
                   Acom Co., Ltd.                                    500         48,958
                   Lend Lease Corp., Ltd.                          1,300         18,225
                   Lloyds TSB Group PLC                           12,052        150,805
                   Nomura Securities Co., Ltd.                     5,000         90,238
                   Orix Corp.                                        100         22,518
                   Takefuji Corp.                                    400         50,044
                                                                                380,788

       FINANCIAL SERVICES - 0.8%
                   Daiwa Securities Group, Inc.                    4,000         62,565
                   Legal & General Group PLC                      16,724         45,528
                   Unidanmark A/S                                  1,150         81,105
                                                                                189,198

       FOOD -- DIVERSIFIED - 2.7%
                   Cadbury Schweppes PLC                           5,920         35,771
                   Carrefour SA                                      750        137,854
                   Danone                                            300         70,470
                   Nestle SA                                         100        183,401
                   Nippon Meat Packers, Inc.                       2,000         25,922
                   Nissin Food Products                            1,000         23,525
                   Royal Canin SA                                  1,300         91,285
                   Tesco PLC                                      16,517         50,234
                                                                                618,462

       HOTEL/GAMING - 0.7%
                   Accor SA                                        2,800        134,833


The Flex-Partners Funds Annual Report * December 31, 1999               Page 30



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

                   Genting Bhd                                     1,000          3,553
                   Hilton Group PLC                                6,073         19,451
                                                                                157,837

       HOUSEHOLD PRODUCTS - 1.3%
                   Asahi Glass Co., Ltd.                           5,000         38,687
                   Electrolux  AB                                   4000        100,897
                   Hunter Douglas NV                               2,714         73,560
                   Societe Europeenne des Satellites                 500         72,779
                                                                                285,923

       INSURANCE -- MULTILINE - 0.6%
                   Allied Zurich AG #                              3,516         41,439
                   Prudential Corp., PLC                           3,625         71,450
                   Royal & Sun Alliance Insurance Group PLC        3,477         26,486
                                                                                139,375

       INSURANCE - 2.3%
                   Axa                                             1,050        145,879
                   Fortis AG                                       2,500         89,895
                   Muenchener Rueckversicherungs -                   430        108,561
                     Gesellschaft AG
                   Skandia Forsakrings AB                          4,500        136,317
                   Tokio Marine & Fire Insurance Co.               4,000         46,757
                                                                                527,409

       INTERNET -- SOFTWARE - 0.8%
                   Brokat Infosystems AG #                           520        104,922
                   Freenet.de AG #                                   750         82,065
                                                                                186,987


       INVESTMENT COMPANIES - 0.5%
                   Amvescap PLC                                    1,100         12,796
                   NH Hoteles SA #                                 7,000         78,561
                   Parques Reunidos SA #                           3,000         16,262
                   Sime Darby Bhd                                  1,000          1,269
                                                                                108,888

       MACHINERY - 3.0%
                   Amada Co., Ltd.                                 6,000         32,808
                   Kubota Corp.                                   11,000         42,072
                   Mannesmann AG                                   1,200        290,313
                   Schneider Electric SA                           1,500        117,375
                   Sidel SA                                          750         77,171
                   Toshiba Machine Co., Ltd.                      15,000         24,210
                   Usinor SA                                       5,000         93,609
                                                                                677,558

       MANUFACTURING - 2.0%
                   ABB Ltd. #                                        891        109,099
                   FKI PLC                                         4,770         18,495
                   Mitsubishi Heavy Industries Ltd.                9,000         30,021
                   NTN Corp.                                       8,000         23,633
                   Siemens AG                                      1,200        152,686
                   Veba AG                                         2,500        120,889
                                                                                454,823

       MEDICAL PRODUCTS - 3.6%
                   AstraZeneca Group PLC                           4,068        168,776
                   Glaxo Wellcome PLC                              7,537        213,094
                   Novartis AG                                       215        316,045
                   Takeda Chemical Industries                      2,000         98,797
                   Terumo Corp.                                    1,000         26,704
                                                                                823,416


The Flex-Partners Funds Annual Report * December 31, 1999               Page 31



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

       MINING - 0.5%
                   Mitsui Mining & Smelting Co., Ltd.              5,000         23,623
                   Rio Tinto Ltd.                                  1,590         34,179
                   Rio Tinto PLC                                   2,260         54,586
                                                                                112,388

       NETWORKING PRODUCT - 0.5%
                   Equant NV #                                     1,000        113,134

       OFFICE AUTOMATION & EQUIPMENT - 0.3%
                   Canon, Inc.                                     2,000         79,429

       OIL & NATURAL GAS - 7.1%
                   Amp Ltd.                                        2,140         23,661
                   BG PLC                                          7,196         46,501
                   British Petroleum Co., PLC                     44,658        449,130
                   Centrica PLC #                                 12,070         34,223
                   ENI SpA                                        16,650         91,259
                   Hong Kong & China Gas Co., Ltd.                 8,800         12,056
                   LASMO PLC                                       6,900         13,126
                   Nippon Oil Co.                                  4,000         17,607
                   PowerGen PLC                                    1,900         13,660
                   Repsol - YPF, SA                                6,500        150,206
                   Royal Dutch Petroleum Co.                       5,250        320,692
                   Shell Transport & Trading Co.                   1,618         13,449
                   Tokyo Gas Co.                                  23,000         56,021
                   Total Fina SA                                   2,748        365,512
                                                                              1,607,103

       OPTICAL SUPPLIES - 0.1%
                   Paris Miki, Inc.                                  400         28,720

       PAPER & FOREST PRODUCTS - 1.5%
                   Nippon Paper Industries Co., Ltd.               2,000         11,014
                   Stora Kopparbergs Bergslags Aktiebolag         14,877        256,019
                   UPM - Kymmene Oyj                               1,600         64,246
                                                                                331,279

       PRINTING -- COMMERCIAL - 0.2%
                   Dai Nippon Printing Co., Ltd.                   3,000         47,833

       PROTECTION -- SAFETY EQUIPMENT - 0.5%
                   Secom Co., Ltd.                                 1,000        110,046

       PUBLISHING - 1.0%
                   Johnston Press PLC                              2,046         12,065
                   Singapore Press Holdings Ltd.                     946         20,499
                   South China Morning Post Holdings Ltd.          9,000          7,757
                   Verenigde Nederlandse Uitgeversbedrijven        3,400        178,095
                     Verenigd Bezit
                                                                                218,416

       REAL ESTATE MANAGEMENT & INVESTMENT - 1.5%
                   British Land Co., PLC                           3,668         24,297
                   Chelsfield PLC                                  1,620          8,218
                   Cheung Kong Holdings Ltd.                       6,000         76,221
                   City Developments Ltd.                          4,000         23,409
                   DBS Land Ltd.                                   1,000          1,969
                   HKR International Ltd.                         12,080          8,469
                   Land Securities PLC                             2,094         23,478
                   Mitsubishi Estate Co., Ltd.                     9,000         87,773
                   New World Development Co., Ltd.                 4,000          9,005
                   Sun Hung Kai Properties Ltd.                    5,000         52,100
                   Westfield Holdings Ltd.                         4,200         26,157
                                                                                341,096


The Flex-Partners Funds Annual Report * December 31, 1999               Page 32



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

       RECREATION - 0.2%
                   TAB Ltd.                                        9,590         17,514
                   TABCORP Holdings Ltd.                           2,800         18,972
                                                                                 36,486

       RETAIL - 0.8%
                   Coles Myer Ltd.                                 3,200         16,540
                   Cycle & Carriage Ltd.                           1,000          3,091
                   Isetan Co., Ltd.                                7,000         51,355
                   Matalan PLC                                       600         16,503
                   Next PLC                                        2,200         21,113
                   Otsuka Kagu Ltd.                                  200         53,800
                   Ryohin Keikaku Co. Ltd.                           100         20,063
                                                                                182,465

       RETAIL GROCERY - 0.7%
                   Ito-Yokado Co., Ltd.                            1,000        108,579
                   Superdiplo SA #                                 3,000         57,219
                                                                                165,798

       RETAIL STORE - 0.2%
                   Debenhams PLC                                   1,627          5,099
                   Kingfisher PLC                                  3,277         36,372
                                                                                 41,471

       SHIP BUILDING - 0.0%
                   Keppel Corp., Ltd.                              2,000          5,234


       STEEL -- INTEGRATED - 0.6%
                   Corus Group PLC                                 9,900         25,751
                   Kawasaki Steel Corp.                           23,000         41,172
                   Nippon Steel Corp.                             28,000         65,460
                                                                                132,383

       TELECOMMUNICATIONS - 5.9%
                   Cable & Wireless PLC                           26,062         75,268
                   DDI Corp.                                           1         13,695
                   Deutsche Telekom AG                             3,500        251,213
                   Europolitan Holdings AB                         3,500         61,882
                   Fujikura                                        7,000         27,800
                   Nippon Telegraph & Telephone Corp.                 27        462,193
                   Portugal Telecom SA                            12,800        139,929
                   PT Multimedia #                                 1,250         70,859
                   Singapore Telecommunications Ltd.              12,000         24,778
                   Swisscom AG                                       170         68,834
                   Telecom Corporation of New Zealand Ltd.         7,300         34,249
                   Telestra Corp., Ltd. #                          1,100          3,881
                   Versatel Telecom International NV #             3,000        105,404
                                                                              1,339,985

       TELECOMMUNICATION EQUIPMENT - 8.6%
                   Alcatel Alsthom                                   950        217,434
                   France Telecom SA                               2,700        355,875
                   Marconi PLC                                     5,158         91,291
                   Nokia Oyj                                       2,850        514,975
                   Telefonaktiebolaget LM Ericsson                 4,900        315,928
                   Teleste Corp.                                   6,325        102,859
                   Vodafone AirTouch PLC                          72,805        360,811
                                                                              1,959,173

       TELECOMMUNICATION SERVICES - 4.1%
                   British Telecommunications PLC                 14,574        356,247


The Flex-Partners Funds Annual Report * December 31, 1999               Page 33



                                                           SHARES OR FACE
 INDUSTRIES/CLASSIFICATIONS                                    AMOUNT           VALUE
 --------------------------                                    ------           -----

                   China Telecom Ltd. #                            2,000         12,504
                   KPNQwest NV #                                   2,500        165,886
                   Rank Group PLC                                  2,537          8,034
                   Sonera Group Oyj                                2,500        170,780
                   Telekom Malaysia Bhd                            1,000          3,869
                   Telestra Corp., Ltd.                           11,300         61,467
                   Thus PLC #                                      2,000         12,537
                   United Pan-Europe Communications NV #           1,100        140,238
                                                                                931,562

       TEXTILE PRODUCTS - 0.1%
                   Toray Industries, Inc.                          3,000         11,621

       TOBACCO - 0.2%
                   British American Tobacco Bhd                      200          1,527
                   British American Tobacco PLC                    6,120         34,779
                                                                                 36,306

       TRANSPORTATION - 1.6%
                   East Japan Railway Co.                              9         48,508
                   Malaysia International Shipping Bhd             1,000          1,645
                   National Express Group PLC                        989         11,664
                   Neptune Orient LNS #                            2,000          2,677
                   Nippon Yusen KK                                 6,000         24,533
                   Peninsular and Oriental Steam Navigation Co.    2,449         40,872
                   Railtrack Group PLC                             1,999         33,588
                   Stagecoach Holdings PLC                         2,700          6,958
                   TNT Post Group NV                               2,220         63,402
                   Tokyu Corp.                                     6,000         14,614
                   Yamato Transport Co., Ltd.                      3,000        116,209
                                                                                364,670

       TRAVEL SERVICES - 0.8%
                   Airtours PLC                                    1,880         11,542
                   Amadeus Global Travel Distribution SA #        10,750        169,964
                                                                                181,506

       WATER UTILITY - 0.2%
                   Kurita Water Industries Ltd.                    2,000         31,772
                   Severn Trent PLC                                  568          5,644
                                                                                 37,416

       TOTAL COMMON STOCKS
       (Cost  $17,080,297 )                                                  22,748,044

 TOTAL INVESTMENTS - 100.0%
 (Cost  $17,080,297 )                                                        22,748,044

 TRUSTEE DEFERRED COMPENSATION*

                   Flex-funds Highlands Growth Fund                  223          4,977
                   Flex-funds Muirfield Fund                         348          2,200
                   Flex-funds Total Return Utilities Fund             74          1,497
                   Flex-Partners International Equity Fund           173          2,973

       TOTAL TRUSTEE DEFERRED COMPENSATION
       (Cost  $10,980 )                                                         $11,647


The Flex-Partners Funds Annual Report * December 31, 1999               Page 34

ADR: American Depositary Receipt

#    Represents non-income producing securities.

* Assets of affiliates to the International Equity Fund held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

 Portfolio Composition by Country of Domicile as of 12/31/99.

       Australia - 2.23%                       Malaysia - 0.09%
       Belgium - 0.71%                         Netherlands - 5.35%
       Denmark - 0.36%                         New Zealand - 0.15%
       Finland - 4.36%                         Norway - 0.41%
       France - 13.18%                         Portugal - 0.93%
       Germany - 8.50%                         Singapore - 0.94%
       Greece - 0.25%                          Spain - 2.79%
       Hong Kong - 2.30%                       Sweden - 4.52%
       Ireland - 0.86%                         Switzerland - 4.23%
       Italy - 2.03%                           United Kingdom -
       Japan - 27.01%                          United States - 0.13%

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 35

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999


                                        TACTICAL ASSET      UTILITY           CORE
                                          ALLOCATION         GROWTH          EQUITY
                                             FUND             FUND            FUND

 Assets:
  Investment in corresponding
   portfolio, at value                     $22,727,739       $4,246,417     $12,347,322
  Receivable for capital stock issued           29,582              ---         339,702
  Receivable from investment adviser               583           14,890           6,048
  Unamortized organization costs                 3,631            2,657           5,166
  Other assets                                   5,649            5,201           4,792
  Total Assets                              22,767,184        4,269,165      12,703,030

 Liabilities:
  Payable for capital stock redeemed             2,496            1,675           1,102
  Dividends payable                                336              396             ---
  Accrued transfer agent and
   administrative fees                           3,165              822           1,456
  Accrued 12b-1 and shareholder
   service fees -- Class A                         755            2,525           8,763
  Accrued 12b-1 and shareholder
   service fees -- Class C                      58,438            8,463          13,582
  Organizational costs due to adviser            4,524            3,472           2,108
  Other accrued liabilities                      5,191           13,667          56,874
  Total Liabilities                             74,905           31,020          83,885

 Net Assets                                 22,692,279        4,238,145      12,619,145

 Components of Net Assets:
  Capital                                   21,858,833        3,385,401      10,175,946
  Accumulated undistributed (distributions
   in excess of) net investment income         358,444           (1,159)         (1,853)
  Accumulated undistributed net realized gains
   (losses) from investment transaction       (427,817)         434,295          11,673
  Net unrealized appreciation of investments
   of investments                              902,819          419,608       2,433,379
  Total Net Assets                         $22,692,279       $4,238,145     $12,619,145

 Net Assets:
  Class A Shares                              $624,722       $2,081,748      $7,113,091
  Class C Shares                            22,067,557        2,156,397       5,506,054
                                            22,692,279        4,238,145      12,619,145

 Outstanding units of beneficial interest
   (shares): (indefinite number of shares
   authorized, $0.10 par value)
  Class A Shares                                49,968          105,517         389,176
  Class C Shares                             1,559,910          110,727         301,859
                                             1,609,878          216,244         691,035

 Net asset value -- redemption price per share:
  Class A Shares                                $12.50           $19.73          $18.28
  Class C Shares  *                             $14.15           $19.47          $18.24

 Sales charge -- Class A Shares                   5.75%            5.75%           5.75%

 Maximum offering price per share --
   Class A Shares (100%/(100% - sales
   charge) of net asset value
   adjusted to nearest cent)                    $13.26           $20.93          $19.40

 *  Redemption price varies based upon holding period.


 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 36

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                         TACTICAL ASSET       UTILITY          CORE
                                           ALLOCATION          GROWTH         EQUITY
                                              FUND              FUND           FUND

 Net Investment Income from
 Corresponding Portfolio:
  Interest                                      $447,830           $8,790       $53,200
  Dividends                                       23,091          111,123       115,735
  Expenses                                      (156,877)         (49,687)     (126,019)
 Total Net Investment Income from
   Corresponding Portfolio                       314,044           70,226        42,916

 Fund Expenses:
  Administrative fee                               9,089            1,838         5,481
  Transfer agent fees                             21,997            8,211        11,613
  Shareholder service -- Class A Shares              488            4,415        18,594
  Shareholder service -- Class C Shares           44,957            4,777         8,810
  Audit fees                                       1,995            1,997         1,944
  Legal fees                                       1,542            1,082           919
  Printing                                         7,273            1,622         2,023
  Amortization of organizational costs             8,308            5,851         2,000
  Postage                                            560              646           734
  12b-1 fees -- Class A Shares                       488            4,415        18,594
  12b-1 fees -- Class C Shares                   134,872           14,332        26,431
  Registration and filing fees                    16,310           12,859        13,969
  Insurance                                          333            1,555            42
  Other expenses                                   5,907            2,504         3,499
 Total Expenses                                  254,119           66,104       114,653

  Expenses reimbursed
   by investment adviser                         (23,443)         (40,486)      (38,740)

 Net Expenses                                    230,676           25,618        75,913

 NET INVESTMENT INCOME (LOSS)                     83,368           44,608       (32,997)

 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gains (losses) from
   futures contracts                            (709,204)             ---        45,611
  Net realized gains (losses) from
   investment transactions                     3,933,976        1,032,830        10,561
  Net change in unrealized appreciation
   of investments                               (909,565)        (459,097)    1,925,520
 NET GAIN FROM INVESTMENTS                     2,315,207          573,733     1,981,692

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $2,398,575         $618,341    $1,948,695


 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 37

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

                                                         INTERNATIONAL
                                                             EQUITY
                                                              FUND

  Assets:
   Investments, at value (cost $17,080,297)                  $22,748,044
   Cash                                                          717,323
   Receivable for capital stock issued                             8,493
   Dividends, interest and tax reclaims
      receivable, at value                                        49,180
   Receivable from investment adviser                             10,190
   Unamortized organization costs                                 15,553
   Trustee Deferred Compensation Plan asset,                      11,647
     at value ($10,980)
   Other assets                                                    7,220
   Total Assets                                               23,567,650

  Liabilites:
   Accrued management fees                                        18,652
   Accrued fund accounting fees                                    2,361
   Accrued transfer agent fees                                     1,787
    Accrued administrative fees                                    1,359
   Accrued 12b-1 distribution and shareholder service fees        27,506
   Trustee Deferred Compensation Plan, at value                   11,647
   Other accrued liabilities                                      30,212
   Total Liabilities                                              93,524

  Net Assets                                                 $23,474,126

  Components of Net Assets:
   Capital                                                   $17,359,464
   Accumulated undistributed net realized gains
      from investment and foreign currency transactions          446,914
   Net unrealized appreciation of
      investments and foreign currency                         5,667,748
  Total Net Assets                                           $23,474,126


  Outstanding units of beneficial interest (shares):           1,351,211

  Net asset value -- redemption price per share:                  $17.37

  Maximum sales charge                                              5.75%

  Maximum offering price per share
   (100%/(100% - sales charge) of net asset value
   adjusted to nearest cent)                                      $18.43

  See accompanying notes to financial statements.


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                        INTERNATIONAL
                                                            EQUITY
                                                             FUND

 Investment Income:
  Interest                                                       $2,759
  Dividends                                                     364,500
  Foreign taxes withheld                                        (38,471)
 Total Investment Income                                        328,788

 Expenses:
  Investment management fees                                    191,375
  Administration fees                                             9,569
  Distribution (12b-1) fees                                      45,690
  Fund accounting fees                                           29,999
  Transfer agent fees                                            19,138
  Audit fees                                                     16,870
  Legal fees                                                      1,109
  Custody fees                                                  106,725
  Trustees fees and expenses                                      9,570
  Postage expense                                                 1,233
  Registration expense                                            8,731
  Printing expense                                                3,248
  Amortization of organizational costs                            5,825
  Other expenses                                                  4,650
 Total Expenses                                                 453,732

  Expenses reimbursed by investment adviser                     (70,780)

 Net Expenses                                                   382,952

 NET INVESTMENT LOSS                                            (54,164)

 NET REALIZED AND UNREALIZED GAINS
  FROM INVESTMENTS:

  Net realized gains from investments
   and foreign currency transactions                          2,041,862
  Net change in unrealized appreciation
   of investments                                             3,448,137
 NET GAIN FROM INVESTMENTS                                    5,489,999

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $5,435,835


 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 38

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                         TACTICAL ASSET ALLOCATION FUND            UTILITY GROWTH FUND
                                          TOTAL     CLASS A     CLASS C       TOTAL      CLASS A     CLASS C

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)             $83,368    $1,993      $81,375     $44,608     $25,965     $18,643
  Net realized gains from investment and
   futures contract transactions         3,224,772    16,691    3,208,081   1,032,830     476,568     556,262
  Net change in unrealized appreciation
   of investments                         (909,565)   29,830     (939,395)   (459,097)   (184,055)   (275,042)

 Net increase in net assets
  resulting from operations              2,398,575    48,514    2,350,061     618,341     318,478     299,863

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income               (83,332)   (1,970)     (81,362)    (44,608)    (25,965)    (18,643)
  In excess of net investment income           ---       ---          ---        (966)       (966)        ---
  From net realized gains               (3,224,772)  (16,691)  (3,208,081)   (593,913)   (213,464)   (380,449)
  In excess of net realized gains         (347,380)  (44,469)    (302,911)        ---         ---         ---

  Net decrease in net assets resulting
   from dividends and distributions     (3,655,484)  (63,130)  (3,592,354)   (639,487)   (240,395)   (399,092)

 CAPITAL TRANSACTIONS:
  Issued                                12,993,531   621,513   12,372,018   4,161,745     727,872   3,433,873
  Reinvested                             3,646,140    63,034    3,583,106     625,059     226,485     398,574
  Redeemed                              (7,730,764) (103,955)  (7,626,809) (3,376,965)   (500,964) (2,876,001)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                           8,908,907   580,592    8,328,315   1,409,839     453,393     956,446

 TOTAL INCREASE IN NET ASSETS            7,651,998   565,976    7,086,022   1,388,693     531,476     857,217

 NET ASSETS - Beginning of period       15,040,281    58,746   14,981,535   2,849,452   1,550,272   1,299,180

 NET ASSETS - End of period            $22,692,279  $624,722  $22,067,557  $4,238,145  $2,081,748  $2,156,397


 SHARE TRANSACTIONS:
  Issued                                   870,788    49,320      821,468     196,019      35,483     160,536
  Reinvested                               278,268     5,411      272,857      32,155      11,528      20,627
  Redeemed                                (520,515)   (8,998)    (511,517)   (166,022)    (24,885)   (141,137)

 Change in shares                          628,541    45,733      582,808      62,152      22,126      40,026


                                                CORE EQUITY FUND               INTERNATIONAL
                                           TOTAL     CLASS A     CLASS C         EQUITY FUND

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)            ($32,997)  ($16,936)   ($16,061)       ($54,164)
  Net realized gains from investment and
   futures contract transactions            56,172    173,049    (116,877)      2,041,862
  Net change in unrealized appreciation
   of investments                        1,925,520  1,119,695     805,825       3,448,137

 Net increase in net assets
  resulting from operations              1,948,695  1,275,808     672,887       5,435,835

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                   ---        ---         ---             ---
  In excess of net investment income           ---        ---         ---             ---
  From net realized gains                 (100,611)  (100,611)        ---      (1,691,362)
  In excess of net realized gains          (87,247)       ---     (87,247)            ---

  Net decrease in net assets resulting
   from dividends and distributions       (187,858)  (100,611)    (87,247)     (1,691,362)

 CAPITAL TRANSACTIONS:
  Issued                                13,859,799  5,554,357   8,305,442       1,527,830
  Reinvested                               185,510     99,657      85,853       1,622,117
  Redeemed                              (11,027,500)(5,090,750)(5,936,750)     (1,693,662)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                           3,017,809    563,264   2,454,545       1,456,285

 TOTAL INCREASE IN NET ASSETS            4,778,646  1,738,461   3,040,185       5,200,758

 NET ASSETS - Beginning of period        7,840,499  5,374,630   2,465,869      18,273,368

 NET ASSETS - End of period            $12,619,145 $7,113,091  $5,506,054     $23,474,126


 SHARE TRANSACTIONS:
  Issued                                   822,113    333,876     488,237          99,602
  Reinvested                                10,559      5,668       4,891          99,846
  Redeemed                                (653,451)  (301,269)   (352,182)       (111,391)

 Change in shares                          179,221     38,275     140,946          88,057

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 39

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                          TACTICAL ASSET ALLOCATION FUND           UTILITY GROWTH FUND
                                          TOTAL      CLASS A     CLASS C      TOTAL      CLASS A     CLASS C

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                   $53,931        $216     $53,715     $29,239     $17,208     $12,031
  Net realized gains (losses) from
   investment and futures contract
   transactions                           902,170       3,583     898,587      (5,391)    (22,770)     17,379
  Net change in unrealized
   appreciation of investments          2,504,806       9,221   2,495,585     288,302     206,323      81,979

 Net increase in net assets
  resulting from operations             3,460,907      13,020   3,447,887     312,150     200,761     111,389

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income              (53,931)       (216)    (53,715)    (28,275)    (16,244)    (12,031)
  In excess of net investment income          ---         ---         ---        (388)        ---        (388)
  From net realized gains                (288,528)     (1,127)   (287,401)        ---         ---         ---

  Net decrease in net assets resulting
   from dividends and distributions      (342,459)     (1,343)   (341,116)    (28,663)    (16,244)    (12,419)

 CAPITAL TRANSACTIONS:
  Issued                                1,537,614       9,651   1,527,963   1,234,768     899,057     335,711
  Reinvested                              343,504       1,343     342,161      27,166      15,269      11,897
  Redeemed                             (4,496,048)         (5) (4,496,043) (1,264,535)   (833,891)   (430,644)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                         (2,614,930)     10,989  (2,625,919)     (2,601)     80,435     (83,036)

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                          503,518      22,666     480,852     280,886     264,952      15,934

 NET ASSETS - Beginning of period      14,536,763      36,080  14,500,683   2,568,566   1,285,320   1,283,246

 NET ASSETS - End of period           $15,040,281     $58,746 $14,981,535  $2,849,452  $1,550,272  $1,299,180


 SHARE TRANSACTIONS:
  Issued                                  124,826         875     123,951      76,704      57,353      19,351
  Reinvested                               23,573         101      23,472       1,567         876         691
  Redeemed                               (354,387)        ---    (354,387)    (72,921)    (48,837)    (24,084)

 Change in shares                        (205,988)        976    (206,964)      5,350       9,392      (4,042)


 See accompanying notes to financial statements.


                                                  CORE EQUITY FUND           INTERNATIONAL
                                            TOTAL      CLASS A     CLASS C     EQUITY FUND

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                         (77)       $983     ($1,060)     ($29,201)
  Net realized gains (losses) from
   investment and futures contract
   transactions                             291,655     189,663     101,992       381,420
  Net change in unrealized
   appreciation of investments              502,895     390,385     112,510     2,333,615

 Net increase in net assets
  resulting from operations                 794,473     581,031     213,442     2,685,834

 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income                   (983)       (983)        ---           ---
  In excess of net investment income           (175)       (175)        ---       (50,938)
  From net realized gains                  (115,378)    (76,889)    (38,489)      (98,118)

  Net decrease in net assets resulting
   from dividends and distributions        (116,536)    (78,047)    (38,489)     (149,056)

 CAPITAL TRANSACTIONS:
  Issued                                  9,795,113   4,836,253   4,958,860     5,048,139
  Reinvested                                113,551      76,538      37,013       149,026
  Redeemed                               (3,071,047)   (286,572) (2,784,475)   (1,650,643)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                            6,837,617   4,626,219   2,211,398     3,546,522

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                          7,515,554   5,129,203   2,386,351     6,083,300

 NET ASSETS - Beginning of period           324,945     245,427      79,518    12,190,068

 NET ASSETS - End of period              $7,840,499  $5,374,630  $2,465,869   $18,273,368


 SHARE TRANSACTIONS:
  Issued                                    702,814     347,932     354,882       376,007
  Reinvested                                  7,470       5,036       2,434        10,299
  Redeemed                                 (224,121)    (21,437)   (202,684)     (123,624)

 Change in shares                           486,163     331,531     154,632       262,682

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 40

 FINANCIAL HIGHLIGHTS
 TACTICAL ASSET ALLOCATION FUND

                                        Year ended          Year ended          Year ended            Year ended        6/1/95* to
                                     December 31, 1999  December 31, 1998   December 31, 1997     December 31, 1996     12/31/95
                                     CLASS A   CLASS C   CLASS A  CLASS C   CLASS A    CLASS C    CLASS A**  CLASS C     CLASS C

 Net Asset Value, Beginning of Period $13.87    $15.33    $11.07   $12.25    $12.56    $13.52     $12.50      $13.26      $12.50

 Income from Investment Operations:
  Net investment income                 0.06      0.06      0.05     0.05      0.40      0.14       0.14        0.10       (0.02)
  Net gains (losses) from investments   1.80      1.99      3.07     3.38      1.78      2.26       0.55        0.57        1.84
  Total from investment operations      1.86      2.05      3.12     3.43      2.18      2.40       0.69        0.67        1.82

 Less Dividends and Distributions:
  From net investment income           (0.06)    (0.06)    (0.05)   (0.05)    (0.40)    (0.14)     (0.14)      (0.10)        ---
  From net realized gains              (0.87)    (2.90)    (0.27)   (0.30)    (2.93)    (3.17)     (0.49)      (0.31)      (1.06)
  In excess of net realized gains      (2.30)    (0.27)      ---      ---     (0.34)    (0.36)       ---         ---         ---

  Total distributions                  (3.23)    (3.23)    (0.32)   (0.35)    (3.67)    (3.67)     (0.63)      (0.41)      (1.06)

 Net Asset Value, End of Period       $12.50    $14.15    $13.87   $15.33    $11.07    $12.25     $12.56      $13.52      $13.26

 Total Return                          15.62%    15.33%    28.38%   28.13%    17.29%    17.71%      5.51%(1)    5.07%     14.57%(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)      $625   $22,068       $59  $14,982       $36   $14,501       $137     $13,943     $11,524
  Ratio of expenses to
   average net assets                   1.77%     2.13%     2.00%    2.10%     2.00%     2.10%      1.73%(2)    2.00%      1.97%(2)
  Ratio of net investment income to
   average net assets                   1.02%     0.45%     0.45%    0.39%     0.99%     0.86%      2.60%(2)    0.75%     (0.29%)(2)
  Ratio of expenses to average net
   assets before waiver of fees(3)      3.66%     2.24%    10.38%    2.48%     6.16%     2.50%      5.23%(2)    2.40%       2.80%(2)
  Ratio of net investment income to
   average net assets before waiver
   of fees(3)                          -0.87%     0.34%    -7.93%    0.01%    (3.17%)    0.46%     (0.90%)(2)   0.35%     (1.12%)(2)
  Portfolio turnover(4)               787.66%   787.66%   128.31%  128.31%   395.42%   395.42%    297.41%     297.41%     186.13%

* Date of commencement of operations
** August 1, 1996 (date of commencement of operations) to December 31, 1996
(1) Not Annualized
(2) Annualized
(3) Ratio includes fees waived in corresponding portfolio.
(4) Represents turnover rate of corresponding portfolio.

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 41

FINANCIAL HIGHLIGHTS
UTILITY GROWTH FUND

                                   FOR THE YEAR ENDED DECEMBER 31, 1999
                                            UTILITY GROWTH FUND
                                          CLASS A      CLASS C

 Net Asset Value, Beginning of Period       $18.59       $18.38

 Income from Investment Operations:
    Net investment income (loss)              0.29         0.20
   Net gains from investments                 3.44         3.38
    Total from investment operations          3.73         3.58

 Less Dividends and Distributions:
    From net investment income               (0.29)       (0.20)
   In excess of net investment income        (0.01)         ---
   From net realized gains                   (2.29)       (2.29)
   In excess of net realized gains             ---          ---

   Total distributions                       (2.59)       (2.49)

 Net Asset Value, End of Period             $19.73       $19.47

 Total Return                                20.34%       19.72%

 Ratios/Supplementary Data
   Net assets, end of period ($000)         $2,082       $2,156
   Ratio of expenses to
    average net assets                        1.82%        2.25%
   Ratio of net investment income to
    average net assets                        1.47%        0.97%
   Ratio of expenses to average net assets
    before waiver of fees (1)                 2.89%        3.37%
   Ratio of net investment income to average
    net assets before waiver of fees (1)      0.40%       -0.15%
   Portfolio turnover                        69.20%(2)    69.20%(2)

(1) Annualized ratio includes fees waived and directed brokerage payments in corresponding portfolio.
(2)  Represents turnover rate of corresponding portfolio.



                                              Year ended            Year ended           Year ended            July 11, 1995*
                                           December 31, 1998      December 31, 1997    December 31, 1996      to Dec. 31, 1995
                                          CLASS A    CLASS C     CLASS A    CLASS C    CLASS A   CLASS C     CLASS A     CLASS C

 Net Asset Value, Beginning of Period      $17.37    $17.17       $15.09    $14.91     $14.26    $14.27       $12.50     $12.50

 Income from Investment Operations:
  Net investment income                      0.23      0.16         0.22      0.19       0.29      0.26         0.12       0.10
  Net gains (losses) from investments        1.20      1.21         4.03      3.99       1.48      1.49         1.76       1.77
  Total from investment operations           1.43      1.37         4.25      4.18       1.77      1.75         1.88       1.87

 Less Dividends and Distributions:
  From net investment income                (0.21)    (0.16)       (0.22)    (0.19)     (0.29)    (0.26)       (0.12)     (0.10)
  From net realized gains                     ---       ---        (1.75)    (1.73)     (0.65)    (0.85)         ---        ---

  Total distributions                       (0.21)    (0.16)       (1.97)    (1.92)     (0.94)    (1.11)       (0.12)     (0.10)

 Net Asset Value, End of Period            $18.59    $18.38       $17.37    $17.17     $15.09    $14.91       $14.26     $14.27

 Total Return                                8.34%     8.08%       28.41%    28.25%     12.61%    12.45%       15.11%(2)  15.07%(2)

 Ratios/Supplementary Data
  Net assets, end of period ($000)         $1,550    $1,299       $1,285    $1,283     $1,377    $1,515         $641       $782
  Ratio of expenses to
   average net assets                        2.00%     2.25%        2.00%     2.25%      1.75%     2.00%        1.75%(3)   2.00%(3)
  Ratio of net investment income to
   average net assets                        1.20%     0.93%        1.36%     1.21%      2.03%     1.85%        2.17%(3)   1.72%(3)
  Ratio of expenses to average net assets
   before waiver of fees                     3.80%     4.31%        4.03%     4.51%      4.37%     4.65%       22.70%(3)  13.37%(3)
  Ratio of net investment income to average
   net assets before waiver of fees         -0.60%    -1.13%       (0.67%)    (1.05%)   (0.59%)   (0.80%)     (18.78%)(3) (9.55%)(3)
  Portfolio turnover(1)                     51.36%    51.36%       41.22%     41.22%    50.79%    50.79%        5.06%      5.06%

* Date of commencement of operations
(1) Represents turnover rate of corresponding portfolio
(2) Not Annualized
(3) Annualized

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 42

 FINANCIAL HIGHLIGHTS
 CORE EQUITY FUND

                                               Year ended                  Year ended                August 1, 1997* to
                                           December 31, 1999           December 31, 1998             December 31, 1997
                                          CLASS A       CLASS C       CLASS A      CLASS C          CLASS A      CLASS C

 Net Asset Value, Beginning of Period       $15.32       $15.32        $12.67       $12.66          $12.50       $12.50

 Income from Investment Operations:
  Net investment income                      (0.04)       (0.05)          ---        (0.01)           0.01        (0.01)
  Net gains (losses) from investments         3.27         3.24          2.88         2.90            0.24         0.24
  Total from investment operations            3.23         3.19          2.88         2.89            0.25         0.23

 Less Dividends and Distributions:
  From net investment income                   ---          ---           ---          ---           (0.01)         ---
  From net realized gains                    (0.27)       (0.27)        (0.23)       (0.23)          (0.05)       (0.05)
  In excess of net realized gains              ---          ---           ---          ---           (0.02)       (0.02)

  Total distributions                        (0.27)       (0.27)        (0.23)       (0.23)          (0.08)       (0.07)

 Net Asset Value, End of Period             $18.28       $18.24        $15.32       $15.32          $12.67       $12.66

 Total Return                                21.16%       20.90%        22.78%       22.85%           2.00%(1)     1.88%(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)          $7,113       $5,506        $5,375       $2,466            $245          $80
  Ratio of expenses to
   average net assets                         1.77%        1.99%         1.80%        1.97%           2.00%(2)     2.25%(2)
  Ratio of net investment income to
   average net assets                        -0.23%       -0.46%         0.09%       -0.11%           0.10%(2)    (0.13%)(2)
  Ratio of expenses to average net assets
   before waiver of fees(3)                   2.02%        2.55%         3.13%        3.85%           9.50%(2)    16.67%(2)
  Ratio of net investment income to average
   net assets before waiver of fees(#)       -0.48%       -1.02%        -1.24%       -1.99%          (7.40%)(2)  (14.55%)(2)
  Portfolio turnover(4)                      51.22%       51.22%        79.98%       79.98%         129.79%      129.79%

* Date of commencement of operations
(1) Not Annualized
(2) Annualized
(3) Ratio includes fees waived and/or directed brokerage payments received in corresponding portfolio
(4) Represents turnover rate of corresponding portfolio

See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 43

 FINANCIAL HIGHLIGHTS
 INTERNATIONAL EQUITY FUND

                                          Year ended   Year ended   9/2/97* to
                                           12/31/99     12/31/98     12/31/97

 Net Asset Value, Beginning of Period      $14.47        $12.18      $12.50

 Income from Investment Operations:
  Net investment income                     (0.04)        (0.02)      (0.02)
  Net gains (losses) from investments        4.31          2.43       (0.30)
  Total from investment operations           4.27          2.41       (0.32)

 Less Dividends and Distributions:
  In excess of net investment income          ---         (0.04)        ---
  From net realized gains                   (1.37)        (0.08)        ---

  Total distributions                       (1.37)        (0.12)        ---

 Net Asset Value, End of Period            $17.37        $14.47      $12.18

 Total Return                               30.07%        19.78%      (2.56%)(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)        $23,474       $18,273     $12,190
  Ratio of expenses to
   average net assets                        2.00%         2.00%       2.00%(2)
  Ratio of net investment income to
   average net assets                       -0.28%        -0.18%      (0.43%)(2)
  Ratio of expenses to average net assets
   before waiver of fees                     2.37%         2.17%       2.68%(2)
  Ratio of net investment income to average
   net assets before waiver of fees         -0.65%        -0.35%      (1.11%)(2)
  Portfolio turnover                        72.52%        86.13%      12.71%

* Date of commencement of operations
(1) Not Annualized
(2) Annualized

 See accompanying notes to financial statements.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 44

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1999

1.   ORGANIZATION

The Flex-Partners Trust (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows:
Tactical Asset Allocation Fund (formerly TAA Fund), Utility Growth Fund (formerly BTB Fund), Core Equity Fund, International Equity Fund (each a "Fund" and collectively the "Funds") and Institutional Fund. The financial statements of the Institutional Fund are not in this report. Each Fund, except International Equity Fund, invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                       Percentage of Portfolio
                                                       Owned by Fund as of

Fund                             Portfolio             December 31, 1999

----                             ---------             -----------------
Tactical Asset Allocation Fund   Mutual Fund Portfolio          13%
Utility Growth Fund              Utilities Stock Portfolio      24%
Core Equity Fund                 Growth Stock Portfolio         19%

The investment objective of the International Equity Fund is to seek long-term growth from investing primarily in equity securities of foreign issuers.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund. The financial statements of the Institutional Fund are separately reported.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Each Fund, except International Equity Fund, values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

Securities owned by the International Equity Fund are valued at 3:00 pm Eastern Time based on the last sales price, or, lacking any sales, at the closing bid prices. These prices are obtained from independent pricing services which use valuation techniques approved by the Board of Trustees. If prices cannot be obtained through independent pricing services, methods of valuation are used that have been approved by the Board of Trustees.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

FOREIGN CURRENCY TRANSLATION

Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of the International Equity Fund denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

FORWARD CURRENCY CONTRACTS

The International Equity Fund may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is

The Flex-Partners Funds Annual Report * December 31, 1999               Page 45
marked-to-market daily, and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date. Tactical Asset Allocation Fund and Core Equity Fund declare dividends from net investment income on a quarterly basis. Utility Growth Fund declares dividends from net investment income on a monthly basis. International Equity Fund declares dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified to capital.

ORGANIZATIONAL COSTS

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period.

INVESTMENT INCOME & EXPENSES

The funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc., Sector Capital Management, Inc., and Commercial Union Investment Management, Ltd. serve as subadviser of the Utilities Stock Portfolio, the Growth Stock Portfolio and the International Equity Fund, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc. For such services, the International Equity Fund pays RMA monthly fees at the annual rate of 1.00% of the average daily net asset value of the Fund.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse the Funds for the amount by which annual expenses of each Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed certain limitations. Such reimbursement is limited to the total of fees charged to the Fund by RMA and MFSCo. The limitations currently in place are as follows:


The Flex-Partners Funds Annual Report * December 31, 1999               Page 46

                                             ANNUAL EXPENSE LIMITATION
                                             AS A PERCENTAGE OF
FUND                                         AVERAGE DAILY NET ASSETS
----                                         ------------------------
Tactical Asset Allocation Fund - Class A               1.75%*
Tactical Asset Allocation Fund - Class C               2.15%*
Utility Growth Fund - Class A                          1.75%*
Utility Growth Fund - Class C                          2.25%
Core Equity Fund - Class A                             1.75%*
Core Equity Fund - Class C                             2.00%*
International Equity Fund                              2.00%

* Prior to May 1, 1999, the annual expense limitation had * been 2.00%, 2.10%, 2.00%, 1.80% and 1.95% of average daily * net assets of the Tactical Asset Allocation Fund Class A and * Class C, Utility Growth Fund Class A and Core Equity Fund * Class A and Class C, respectively.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans") with Adviser Dealer Services (the "Distributor"). Under the provisions of the Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% and 0.75% of average daily net assets of Class A shares and Class C shares, respectively, to aid in the distribution of Fund shares. Additionally, each Fund has adopted two Service Plans with the Distributor. Under the provisions of the Service Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of Class A shares and Class C shares, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the International Equity Fund were $13,730,741 and $14,232,933, respectively. The cost of investments for federal income tax purposes and for financial reporting purposes is substantially the same.

5.   FEDERAL TAX INFORMATION (Unaudited)

During the year ended December 31, 1999, the Funds declared long-term capital gain distributions in the following amounts:

                                                 AMOUNT
                                                 ------
Tactical Asset Allocation Fund                  $222,706
Utility Growth Fund                              462,179
Core Equity Fund                                  70,637
International Equity Fund                        982,477



The Flex-Partners Funds Annual Report * December 31, 1999               Page 47

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Flex-Partners Trust

We have audited the accompanying statements of assets and liabilities of The Flex-Partners Trust (including, respectively, the Tactical Asset Allocation Fund, the Core Equity Fund, and Utility Growth Fund and International Equity
Fund), including the portfolio of investments for the International Equity Fund, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Flex-Partners Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. With respect to the International Equity Fund, our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-Partners Trust at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG LLP
Columbus, Ohio
February 11, 2000



The Flex-Partners Funds Annual Report * December 31, 1999               Page 48

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999


                                                    MUTUAL       UTILITIES      GROWTH
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO

Assets:
  Investments, at market value*                  $169,532,821   $18,635,935   $61,277,810
  Repurchase agreements, at cost*                   8,976,000           ---     4,037,000
  Trustee deferred compensation investments,           67,016        11,882        25,599
    at market value
  Cash                                                    699           ---           556
  Receivable for securities sold                          ---       695,684           ---
  Receivable for net variation margin on futures          ---           ---         8,500
    contracts
  Receivable from corresponding Fund                      ---           ---           ---
  Interest and dividend receivable                    168,932        45,025        43,604
  Prepaid/Other assets                                    667         1,954           630

Total Assets                                      178,746,135    19,390,480    65,393,699


Liabilities:
  Payable for securities purchased                        ---           ---        64,139
  Payable for Trustee Deferred Compensation Plan       67,016        11,882        25,599
  Payable to custodian for cash overdraft                 ---     1,292,032           ---
  Payable to investment adviser                       110,669        17,541        51,743
  Accrued audit fees                                   12,952        13,984        14,813
  Accrued custodian fees                                2,531           958         8,237
  Accrued trustee fees                                  4,988           ---         6,307
  Accrued fund accounting fees                          4,737         2,198         3,690
  Other accrued liabilities                             2,148           792         1,699

Total Liabilities                                     205,041     1,339,387       176,227

Net Assets                                       $178,541,094   $18,051,093   $65,217,472

Net Assets:
  Capital                                         161,236,113    15,979,753    48,528,287
  Net unrealized appreciation (depreciation) of    17,304,981     2,071,340    16,689,185
    investments

Net Assets                                       $178,541,094   $18,051,093   $65,217,472

  *Securities at cost                            $161,203,840   $16,564,595   $48,634,125


  See accompanying notes to financial statements


The Flex-Partners Funds Annual Report * December 31, 1999               Page 49

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                             MUTUAL     UTILITIES      GROWTH
                                              FUND        STOCK        STOCK
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO

NET INVESTMENT INCOME
  Interest                                 $3,795,724      $32,181     $285,463
  Dividends                                   197,740      459,721      627,091

Total Investment Income                     3,993,464      491,902      912,554

Expenses:
  Investment advisory fees                  1,214,387      149,369      570,139
  Accounting fees                              52,656       19,937       40,870
  Trustees fees and expenses                   47,730        8,682       27,375
  Audit fees                                   12,967       13,999       14,827
  Custodian fees                               12,095        3,310       27,806
  Other expenses                                8,715        6,292        6,868
  Legal fees                                      448          372          971
  Insurance                                       193           85          109

Total Expenses                              1,349,191      202,046      688,965

  Investment advisory fees waived                 ---          ---          ---
  Directed brokerage payments received            ---          ---       (6,058)

Total Net Expenses                          1,349,191      202,046      682,907

NET INVESTMENT INCOME                       2,644,273      289,856      229,647

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
  Net realized gain (loss) from futures     (5,791,888)         ---      245,618
    contracts
  Net realized gain (loss) from investments 33,288,636 3,637,703 5,094,690 Net change in unrealized appreciation
    (depreciation) of investments           (5,909,917)  (1,322,044)   6,025,737

NET GAIN (LOSS) ON INVESTMENTS              21,586,831    2,315,659   11,366,045

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $24,231,104   $2,605,515  $11,595,692

  See accompanying notes to financial statements


The Flex-Partners Funds Annual Report * December 31, 1999               Page 50

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                     MUTUAL      UTILITIES       GROWTH
                                                      FUND         STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                             $2,644,273     $289,856       $229,647
  Net realized gain (loss) from investments
    and futures contracts                           27,496,748    3,637,703      5,340,308
  Net change in unrealized appreciation
    (depreciation) of investments                   (5,909,917)  (1,322,044)     6,025,737
Net increase in net assets
  resulting from operations                         24,231,104    2,605,515     11,595,692

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     67,402,736   11,399,891    105,405,498
  Withdrawals                                      (53,900,433)  (9,173,858)  (102,951,461)
Net increase in net assets resulting from
  transactions of investors' beneficial interests   13,502,303    2,226,033      2,454,037

TOTAL INCREASE IN NET ASSETS                        37,733,407    4,831,548     14,049,729

NET ASSETS - Beginning of period                   140,807,687   13,219,545     51,167,743

NET ASSETS - End of period                        $178,541,094  $18,051,093    $65,217,472


                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                    MUTUAL       UTILITIES      GROWTH
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $2,040,969      $218,745      $335,278
  Net realized gain (loss) from investments
    and futures contracts                           8,222,183      (364,390)    4,583,800
  Net change in unrealized appreciation
    (depreciation) of investments                  23,909,375     1,126,399     4,790,713
Net increase in net assets
  resulting from operations                        34,172,527       980,754     9,709,791

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                    21,876,913     6,977,776    74,136,798
  Withdrawals                                     (59,774,446)   (5,408,703)  (66,072,809)
Net increase (decrease) in net assets
  resulting from transactions of investors'
  beneficial interests                            (37,897,533)    1,569,073     8,063,989

TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,725,006)    2,549,827    17,773,780

NET ASSETS - Beginning of period                  144,532,693    10,669,718    33,393,963

NET ASSETS - End of period                       $140,807,687   $13,219,545   $51,167,743

  See accompanying notes to financial statements


The Flex-Partners Funds Annual Report * December 31, 1999               Page 51

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO

                                                                   Year Ended December 31,
                                                 1999         1998           1997             1996         1995

   Net Assets, End of Period ($000)            $178,541     $140,808       $144,533         $135,540     $122,109
   Ratio of Expenses to Average Net Assets         0.86%       0.91%          0.89%            0.87%        0.95%
   Ratio of Net Investment Income to
      Average Net Assets                           1.69%       1.56%          2.08%            1.86%        1.26%
   Portfolio Turnover Rate                       787.66%     128.31%        395.42%          297.41%      186.13%


UTILITIES STOCK PORTFOLIO

                                                                                                           Period from
                                                              Year Ended December 31,                   June 21, 1995* to
                                                       1999        1998           1997         1996     December 31, 1995

   Net Assets, End of Period ($000)                  $18,051     $13,220        $10,670       $7,964        $4,291
   Ratio of Expenses to Average Net Assets             1.35%       1.44%          1.60%        1.61%         2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                               1.94%       1.73%          1.79%        2.24%         2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments               1.35%       1.46%          1.65%        1.66%         2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments        1.94%       1.71%          1.74%        2.19%         2.01%(1)
   Portfolio Turnover Rate                            69.20%      51.36%         41.22%       50.79%         5.06%

(1) Annualized
* Date of commencement of operations


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                  1999         1998             1997             1996         1995

   Net Assets, End of Period ($000)             $65,217      $51,168          $33,394          $24,414      $24,537
   Ratio of Expenses to Average Net Assets         1.15%       1.25%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to
      Average Net Assets                           0.39%       0.77%            0.83%            2.33%        3.78%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                        1.16%       1.26%            1.34%            1.24%        1.25%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees             0.38%       0.76%            0.83%            2.33%        3.78%
   Portfolio Turnover Rate                        51.22%      79.98%          129.79%           81.66%      337.57%


See accompanying notes to financial statements


The Flex-Partners Funds Annual Report * December 31, 1999               Page 52

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999


1.   ORGANIZATION

Each Fund of The Flex-Partners Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

     The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

     The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

     The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 53

FUTURES & OPTIONS

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1999, the Portfolios had the following activity in futures contracts:

                                 LONG CONTRACTS

                                   Number of contracts      Notional amount
MUTUAL FUND PORTFOLIO:
Outstanding, beginning of year               20                  $6,274,000
Contracts opened                          1,052                  23,319,887
Contracts closed                         (1,072)                (29,593,887)
Outstanding, end of year                    ---                        $---

GROWTH STOCK PORTFOLIO:
Outstanding, beginning of year                7                  $2,055,875
Contracts opened                            324                 107,321,562
Contracts closed                           (321)               (105,766,937)
Outstanding, end of year                     10                  $3,610,500


LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.


The Flex-Partners Funds Annual Report * December 31, 1999               Page 54

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadviser to the Utilities Stock Portfolio, Miller/Howard Investments, Inc. is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadviser to the Growth Stock Portfolio, Sector Capital Management, Inc. is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital Management, Inc. pays all sub-subadvisers 0.25% on all average net assets.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

     a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

     or

     b. $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1999, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                                  PURCHASES           SALES
---------                                  ---------           -----
Mutual Fund Portfolio                   $673,341,588        $671,730,867
Utilities Stock Portfolio                 12,829,792           9,928,610
Growth Stock Portfolio                    28,470,710          27,440,601

As of December 31, 1999, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:



                           COST BASIS    UNREALIZED   UNREALIZED  NET UNREALIZED
PORTFOLIO                OF INVESTMENTS APPRECIATION DEPRECIATION  APPRECIATION
---------                -------------- ------------ ------------  -------------
Mutual Fund Portfolio    $161,988,907   $17,305,018    ($785,104)   $16,519,914
Utilities Stock Portfolio  16,742,303     3,217,376   (1,323,744)     1,893,632
Growth Stock Portfolio     48,859,539    19,887,220   (3,423,449)    16,463,771


The Flex-Partners Funds Annual Report * December 31, 1999               Page 55

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Utilities Stock Portfolio and Growth Stock Portfolio

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Utilities Stock Portfolio and Growth Stock Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Utilities Stock Portfolio and Growth Stock Portfolio at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG LLP
Columbus, Ohio
February 11, 2000


The Flex-Partners Funds Annual Report * December 31, 1999               Page 56

                         MANAGER AND INVESTMENT ADVISER
                             R. Meeder & Associates
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                          Firstar Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                                    KPMG LLP
                              Columbus, Ohio 43215

THE FLEX-PARTNERS
R. Meeder & Associates, Investment Manager
P.O. Box 7177, Dublin, OH 43017